Exhibit 99.2

Supplemental Information

September 30, 2008

(Unaudited)

Sugar Land, TX	South San Francisco, CA	Dallas, TX	Walnut Creek, CA

Company Information (1)

Board of Directors		Senior Management
Robert R. Fanning, Jr.	Harold M. Messmer, Jr.		Jon M. Bergschneider	Brian J. Maas
Managing Director (Retired),	Chairman and Chief Executive Officer		Senior Vice President	Senior Vice President
The Huron Consulting Group	Robert Half International, Inc.		Life Science Estates	Associate General Counsel

James F. Flaherty III	Peter L. Rhein		George P. Doyle	Dennis J. Martin
Chairman and Chief Executive Officer	Partner, Sarlot & Rhein		Senior Vice President	Senior Vice President
HCP, Inc.			Chief Accounting Officer	Financial Planning and Analysis
Kenneth B. Roath
Christine N. Garvey	Chairman Emeritus, HCP, Inc.		James F. Flaherty III	Randall W. Rohner
Former Global Head of Corporate			Chairman and	Senior Vice President
Real Estate Services, Deutsche Bank AG	Richard M. Rosenberg		Chief Executive Officer	Life Science Estates
Chairman and Chief Executive Officer
David B. Henry	(Retired), Bank of America		Paul F. Gallagher	Timothy M. Schoen
Vice Chairman and Chief Investment			Executive Vice President	Senior Vice President
Officer, Kimco Realty Corporation	Joseph P. Sullivan		Chief Investment Officer	Investment Management
Chairman of the Board of Advisors
Lauralee E. Martin	RAND Health		Edward J. Henning	Susan M. Tate
Chief Operating and Financial Officer			Executive Vice President	Senior Vice President
Jones Lang LaSalle Incorporated			General Counsel, Chief Administrative	Asset Management
Officer and Corporate Secretary
Michael D. McKee				Mark A. Wallace
Chief Executive Officer and Vice			Thomas D. Kirby	Executive Vice President
Chairman			Senior Vice President	Chief Financial Officer and
(Retired), The Irvine Company			Acquisitions and Valuations	Treasurer

Thomas M. Klaritch
Executive Vice President
Medical Office Properties

Other Information
Corporate Headquarters	Nashville Office		Trading Symbol	Senior Debt Ratings
3760 Kilroy Airport Way, Suite 300	3100 West End Avenue, Suite 800	HCP	Common Stock	Moody's	Baa3
Long Beach, CA 90806-2473	Nashville, TN 37203	HCP_pe	Series E Preferred	Standard &	BBB
(562) 733-5100			Stock	Poor's
		HCP_pf	Series F Preferred	Fitch	BBB
Stock

Chicago Office	San Francisco Office		Stock Exchange Listing
444 North Michigan Avenue, Suite 3230	400 Oyster Point Boulevard, Suite 409	NYSE
Chicago, IL 60611	South San Francisco, CA 94080

(1)  As of November 4, 2008.

See Reporting Definitions and Supplemental Financial Measures Disclosures

2

Highlights
Dollars in thousands, except per share data
	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007

Revenues	$269,938	$243,579	$767,433	$658,039

NOI	218,569	192,063	616,479	518,520

Adjusted EBITDA	275,830	229,889	737,392	638,311

Net income applicable to common shares	120,135	316,866	392,276	522,872

FFO applicable to common shares	175,063	109,007	416,783	331,850

Per diluted common share:

EPS	$0.49	$1.53	$1.68	$2.53

FFO	0.71	0.52	1.78	1.60

FFO payout ratio per diluted common share	64.1%	85.6%	76.7%	83.4%

Adjusted fixed charge coverage	2.8x	1.9x	2.3x	2.2x

Financial leverage	47%	59%	47%	59%

Developments(1)			Total Assets Under Management: $13.4 Billion(2)

•	$0.71 FFO per diluted share of common stock

•	Raised over $900 million during the quarter ended September 30, 2008:
	–	$116 million from asset dispositions
	–	$312 million from debt financing
	–	$481 million from equity issuance

•	Completed Tenet settlement and sale of Tarzana hospital

•	Completed $200 million unsecured term loan on October 24, 2008

(1)  As of and for the three months ended September 30, 2008, unless otherwise indicated.

(2)  Represents the historical cost of real estate owned by HCP, the carrying amount of mortgage loans and 100% of the cost of real estate owned by unconsolidated joint ventures, excluding assets under development and land held for future development, as of September 30, 2008.

See Reporting Definitions and Supplemental Financial Measures Disclosures

3

Consolidated Balance Sheets
In thousands
	September 30,	December 31,
	2008	2007
	(Unaudited)
ASSETS
Real estate:
Buildings and improvements	$7,733,690	$7,521,415
Development costs and construction in progress	249,837	372,527
Land	1,563,167	1,569,956
Less accumulated depreciation and amortization	781,903	621,379
Net real estate	8,764,791	8,842,519

Net investment in direct financing leases	647,429	640,052
Loans receivable, net	1,068,240	1,065,485
Investments in and advances to unconsolidated joint ventures	275,593	248,894
Accounts receivable, net	30,011	44,892
Cash and cash equivalents	117,052	96,269
Restricted cash	37,310	36,427
Intangible assets, net	552,906	623,073
Real estate held for sale, net	5,301	408,028
Other assets, net	532,771	516,133
Total assets	$12,031,404	$12,521,772

LIABILITIES AND STOCKHOLDERS’ EQUITY
Bank line of credit	$—	$951,700
Bridge loan	520,000	1,350,000
Senior unsecured notes	3,522,689	3,819,950
Mortgage debt	1,804,069	1,277,291
Mortgage debt on assets held for sale	978	3,470
Other debt	102,602	108,496
Intangible liabilities, net	249,965	278,143
Accounts payable and accrued liabilities	224,680	233,752
Deferred revenue	64,841	55,990
Total liabilities	6,489,824	8,078,792

Minority interests:
Joint venture partners	17,430	33,436
Non-managing member unitholders	230,811	305,835
Total minority interests	248,241	339,271

Commitments and contingencies
Stockholders’ equity:
Preferred stock	285,173	285,173
Common stock	251,926	216,819
Additional paid-in capital	4,835,014	3,724,739
Cumulative dividends in excess of earnings	(49,893)	(120,920)
Accumulated other comprehensive loss	(28,881)	(2,102)
Total stockholders’ equity	5,293,339	4,103,709
Total liabilities and stockholders’ equity	$12,031,404	$12,521,772

See Reporting Definitions and Supplemental Financial Measures Disclosures

4

Consolidated Statements of Income (Unaudited)

In thousands, except per share data	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Revenues:
Rental and related revenues	$233,632	$205,585	$657,484	$554,031
Tenant recoveries	20,240	17,560	61,855	42,909
Income from direct financing leases	14,543	18,832	43,646	49,037
Investment management fee income	1,523	1,602	4,448	12,062
Total revenues	269,938	243,579	767,433	658,039

Costs and expenses:
Depreciation and amortization	77,659	70,418	233,920	184,132
Operating	49,846	49,914	146,506	127,457
General and administrative	17,541	16,499	56,913	53,894
Impairments	3,710	—	13,425	—
Total costs and expenses	148,756	136,831	450,764	365,483

Other income (expense):
Gain on sale of real estate interest	—	—	—	10,141
Interest and other income, net	62,312	21,538	128,378	54,724
Interest expense	(83,249)	(103,707)	(265,054)	(254,434)
Total other income (expense)	(20,937)	(82,169)	(136,676)	(189,569)

Income before income taxes, equity income from unconsolidated joint ventures and minority interests’ share in earnings	100,245	24,579	179,993	102,987
Income taxes	(866)	318	(4,385)	860
Equity income from unconsolidated joint ventures	1,227	1,242	3,736	3,758
Minority interests’ share in earnings	(5,803)	(6,018)	(17,055)	(17,992)
Income from continuing operations	94,803	20,121	162,289	89,613

Discontinued operations:
Income before gain on sales of real estate, net of income taxes	3,198	15,874	18,025	56,838
Gain on sales of real estate, net of income taxes	27,416	286,153	227,810	392,269
Total discontinued operations	30,614	302,027	245,835	449,107

Net income	125,417	322,148	408,124	538,720
Preferred stock dividends	(5,282)	(5,282)	(15,848)	(15,848)
Net income applicable to common shares	$120,135	$316,866	$392,276	$522,872

Basic earnings per common share:
Continuing operations	$0.37	$0.07	$0.63	$0.36
Discontinued operations	0.12	1.47	1.06	2.19
Net income applicable to common shares	$0.49	$1.54	$1.69	$2.55

Diluted earnings per common share:
Continuing operations	$0.37	$0.07	$0.63	$0.36
Discontinued operations	0.12	1.46	1.05	2.17
Net income applicable to common shares	$0.49	$1.53	$1.68	$2.53

Weighted average shares used to calculate earnings per common share:
Basic	244,572	206,186	232,199	205,322
Diluted	245,906	207,070	233,391	206,672

Dividends declared per common share	$0.455	$0.445	$1.365	$1.335

See Reporting Definitions and Supplemental Financial Measures Disclosures

5

Consolidated Statements of Cash Flows (Unaudited)

In thousands

	Nine Months Ended September 30,
	2008	2007
Cash flows from operating activities:
Net income	$408,124	$538,720
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	233,920	184,132
Discontinued operations	5,832	17,748
Amortization of below market lease intangibles, net	(6,020)	(3,185)
Stock-based compensation	10,637	8,516
Amortization of debt issuance costs	9,226	15,274
Recovery of loan losses	—	(386)
Straight-line rents	(28,645)	(39,467)
Interest accretion	(20,134)	(6,428)
Deferred rental revenue	16,227	8,937
Equity income from unconsolidated joint ventures	(3,736)	(3,758)
Distributions of earnings from unconsolidated joint ventures	3,736	3,148
Minority interests’ share in earnings	17,055	17,992
Gains on sales of real estate and real estate interest	(227,810)	(402,410)
Marketable securities losses (gains), net	2,746	(4,874)
Derivative losses, net	1,803	—
Impairments	13,425	—
Changes in:
Accounts receivable	14,881	(2,626)
Other assets	(6,660)	(18,384)
Accounts payable and accrued liabilities	10,776	(3,128)
Net cash provided by operating activities	455,383	309,821

Cash flows from investing activities:
Cash used in acquisitions and development of real estate	(132,436)	(339,692)
Lease commissions and tenant and capital improvements	(44,734)	(27,029)
Proceeds from sales of real estate, net	629,404	854,505
Cash used in SEUSA acquisition, net of cash acquired	—	(2,977,564)
Contributions to unconsolidated joint ventures	(2,620)	(2,619)
Distributions in excess of earnings from unconsolidated joint ventures	8,727	476,992
Purchase of marketable securities	(26,101)	(26,647)
Proceeds from the sale of marketable securities	10,700	53,514
Proceeds from sales of interests in unconsolidated joint ventures	2,855	—
Principal repayments on loans receivable	14,590	101,340
Investment in loans receivable	(2,863)	(18,615)
Increase in restricted cash	(883)	(28,461)
Net cash provided by (used in) investing activities	456,639	(1,934,276)

See Reporting Definitions and Supplemental Financial Measures Disclosures

6

Consolidated Statements of Cash Flows (Unaudited) (continued)

In thousands
	Nine Months Ended September 30,
	2008	2007
Cash flows from financing activities:
Net repayments under bank line of credit	(951,700)	(624,500)
Repayments of bridge and term loans	(830,000)	(504,593)
Borrowings under bridge loan	—	2,750,000
Repayments of mortgage debt	(63,740)	(82,482)
Issuance of mortgage debt	579,078	143,421
Repayments of senior unsecured notes	(300,000)	(20,000)
Issuance of senior unsecured notes	—	500,000
Settlement of cash flow hedges	(9,658)	—
Debt issuance costs	(10,068)	(18,659)
Net proceeds from the issuance of common stock and exercise of options	1,060,236	300,591
Dividends paid on common and preferred stock	(337,097)	(291,787)
Distributions to minority interests	(28,290)	(17,088)
Net cash provided by (used in) financing activities	(891,239)	2,134,903

Net increase in cash and cash equivalents	20,783	510,448
Cash and cash equivalents, beginning of period	96,269	58,405
Cash and cash equivalents, end of period	$117,052	$568,853

See Reporting Definitions and Supplemental Financial Measures Disclosures

7

Consolidated Funds From Operations

Dollars in thousands, except per share data
	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net income applicable to common shares	$120,135	$316,866	$392,276	$522,872
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	77,659	70,418	233,920	184,132
Discontinued operations	47	3,886	5,832	17,748
Gains on sales of real estate and real estate interest	(27,416)	(286,153)	(227,810)	(402,410)
Equity income from unconsolidated joint ventures	(1,227)	(1,242)	(3,736)	(3,758)
FFO from unconsolidated joint ventures	6,488	6,187	18,216	15,819
Minority interests’ share in earnings	5,803	6,018	17,055	17,992
Minority interests’ share in FFO	(6,426)	(6,973)	(18,970)	(20,545)
FFO applicable to common shares	$175,063	$109,007	$416,783	$331,850

Distributions on convertible units	$3,992	$2,606	$11,155	$10,087

Diluted FFO applicable to common shares	$179,055	$111,613	$427,938	$341,937

Basic FFO per common share	$0.72	$0.53	$1.79	$1.62

Diluted FFO per common share	$0.71	$0.52	$1.78	$1.60

Weighted average shares used to calculate diluted FFO per common share	253,956	212,920	240,988	213,947

Dividends declared per common share	$0.455	$0.445	$1.365	$1.335

FFO payout ratio per common share	64.1%	85.6%	76.7%	83.4%

Impact of merger-related charges and impairments	$4,553	$9,078	$16,598	$18,057

Per common share impact of merger-related charges and impairments on diluted FFO	$0.01	$0.05	$0.06	$0.08

FFO payout ratio per common share prior to merger-related charges and impairments	63.2%	78.1%	74.2%	79.5%

Consolidated selected supplemental cash flow information:
Impairments	$3,710	$—	$13,425	$—
Amortization of below market lease intangibles, net	1,991	1,613	6,020	3,185
Stock-based compensation	3,152	2,674	10,637	8,516
Amortization of debt issuance costs	3,064	9,631	9,226	15,274
Straight-line rents	9,112	19,088	28,645	39,467
Interest accretion	7,108	2,265	20,134	6,428
Increase in deferred revenues – tenant improvement related	3,677	3,726	12,594	4,922
Increase (decrease) in SAB 104 deferred revenue	(729)	1,540	3,633	4,015
Lease commissions and tenant and capital improvements	12,375	12,621	44,734	27,029
Capitalized interest	5,579	3,851	22,479	4,024

HCP’s share of selected supplemental cash flow information from investment management business:
Amortization of above market lease intangibles, net	$257	$275	$781	$728
Amortization of debt issuance costs	107	66	252	211
Straight-line rents	1,328	1,502	3,667	4,445
Lease commissions and tenant and capital improvements	501	312	1,303	391

See Reporting Definitions and Supplemental Financial Measures Disclosures

8

Capitalization
Dollars in thousands
Debt Maturities and Scheduled Principal Repayments
September 30, 2008
							HCP’s Share of
			Senior				Unconsolidated
	Bank Line	Bridge	Unsecured	Mortgage	Other	Consolidated	Mortgage
	of Credit	Loan(1)	Notes	Debt	Debt(2)	Debt	Debt(3)	Total Debt
2008 (3 months)	$—	$—	$—	$43,073	$102,602	$145,675	$1,262	$146,937
2009	—	320,000	—	274,169	—	594,169	5,205	599,374
2010	—	—	206,421	298,453	—	504,874	5,546	510,420
2011	—	200,000	300,000	137,310	—	637,310	6,224	643,534
2012	—	—	250,000	108,625	—	358,625	13,560	372,185
2013	—	—	550,000	185,544	—	735,544	44,508	780,052
2014	—	—	87,000	175,288	—	262,288	4,364	266,652
2015	—	—	400,000	279,178	—	679,178	15,070	694,248
2016	—	—	400,000	215,748	—	615,748	217,843	833,591
2017	—	—	750,000	22,798	—	772,798	34,780	807,578
Thereafter	—	—	600,000	59,348	—	659,348	—	659,348
Subtotal	—	520,000	3,543,421	1,799,534	102,602	5,965,557	348,362	6,313,919

(Discounts) and premiums, net	—	—	(20,732)	5,513	—	(15,219)	(661)	(15,880)
Total	$—	$520,000	$3,522,689	$1,805,047	$102,602	$5,950,338	$347,701	$6,298,039
Weighted average interest rate	%	3.38%	6.25%	6.02%	N/A	5.93%	5.70%	5.91%
Weighted average maturity in years	—	0.84	6.54	4.91	N/A	5.53	8.15	5.68

Capitalization Ratios			Variable Rate Debt
	September 30,	December 31,		September 30,	December 31,
	2008	2007		2008	2007
Total Debt/Total Book Capitalization	53.2%	63.9%	Fixed and variable rate ratios
Total Debt/Total Undepreciated Book Capitalization	49.1%	59.8%		88.2%	64.1%
			Fixed rate	11.8%	35.9%
Consolidated Debt/Consolidated Gross Assets	46.8%	57.3%	Variable rate	100.0%	100.0%
Financial Leverage (Total Debt/Total Gross Assets)	47.3%	57.4%

Consolidated Secured Debt/Consolidated Gross Assets	14.2%	9.7%
Total Secured Debt/Total Gross Assets	16.2%	11.8%

Consolidated Debt/Consolidated Market Capitalization	35.8%	48.0%
Total Debt/Total Market Capitalization	37.2%	49.2%

(1)

On October 24, 2008, the Company entered into a credit agreement with a syndicate of banks for a $200 million term loan. The above table reflects the reclassification of the portion of the bridge loan that was repaid with proceeds from the term loan, which matures on August 1, 2011.

(2)	The Company has non-interest bearing Life Care Bonds at two of its CCRCs and non-interest bearing occupancy fee deposits at another of its senior housing facilities.
(3)	Includes pro-rata share of the Company’s unconsolidated institutional joint ventures of the investment management business.

See Reporting Definitions and Supplemental Financial Measures Disclosures

9

Investments and Dispositions

As of and for the nine months ended September 30, 2008, dollars in thousands
Investments
Description	Capacity	Property Count	Segment	Investment
Property acquisition:
First quarter
Orangevale, CA	104 units	1	Senior housing	$10,878

Weighted average yield on property acquisition				8.5%
Joint venture interest acquisition			Hospital/Skilled nursing	$29,137

Total fundings for development, tenant and capital improvements				$126,129

Total marketable securities purchased				$26,101

Total investments				$192,245

Dispositions
Description	Capacity	Property Count	Segment	Sales Price, Net of Costs
Property dispositions:
First quarter
Various	450 beds	3	Skilled nursing	$26,775
Arlington, TX	80 units	1	Senior housing	2,875
				29,650
Second quarter
Various	1,103 beds	12	Hospital	310,518
Various	N/A	6	Senior housing	15,301
Various	689,286 Sq. Ft.	13	MOB	86,970
Various	937 beds	9	Skilled nursing	70,444
				483,233
Third quarter
Various	345 beds	3	Hospital	116,521

Total property dispositions				$629,404

Joint venture interest dispositions:
Various	104 units	2	Senior housing	$2,855

Total marketable securities sold				$10,700

Total dispositions				$642,959

See Reporting Definitions and Supplemental Financial Measures Disclosures

10

Development

As of September 30, 2008, dollars and square feet in thousands
Development Projects in Process
					Estimated
			Estimated	Rent	Rentable
			Completion	Commencement	Square
Name of Project	Location	Segment	Date	Date	Feet
Oyster Point II (Building A)	So. San Francisco, CA	Life science	4Q 2008	4Q 2008	122
Oyster Point II (Building B)	So. San Francisco, CA	Life science	4Q 2008	1Q 2009	129
Oyster Point II (Building C)	So. San Francisco, CA	Life science	4Q 2008	N/A	78
					329

Redevelopment
500/600 Saginaw	So. San Francisco, CA	Life science	4Q 2009	N/A	89

	Estimated total investment				$307,214

	Investment-to-date(1)				$237,050

	Percentage pre-leased				60%

Land Held for Future Development
				Estimated
				Rentable
			Gross Site	Square
Name of Project	Location	Segment	Acreage	Feet
Forbes Research Center	So. San Francisco, CA	Life science	7	326
Sierra Point	So. San Francisco, CA	Life science	23	540
Bressi I	Carlsbad, CA	Life science	23	397
Bressi II	Carlsbad, CA	Life science	18	300
Poway I	Poway, CA	Life science	41	676
Poway II	Poway, CA	Life science	31	585
Torrey Pines Science Center	Torrey Pines, CA	Life science	6	93
			149	2,917

Projects Placed in Service
			Date	Rentable
			Placed in	Square
Name of Project	Location	Segment	Service	Feet
East Grand (Building 8)	So. San Francisco, CA	Life science	2Q 2008	82
East Grand (Building 7)	So. San Francisco, CA	Life science	3Q 2008	93
East Grand (Building 9)	So. San Francisco, CA	Life science	3Q 2008	54

(1)

Investment-to-date includes $42 million of land, $24 million of buildings and $12 million of net intangible assets, which are not included in development costs and construction in progress on the Company’s consolidated balance sheet.

See Reporting Definitions and Supplemental Financial Measures Disclosures

11

Investment Management Business

As of and for the nine months ended September 30, 2008

Dollars in thousands

						HCP’s
		Date	HCP’s	Joint	HCP’s Net	Investment	Initial
	Primary	Established/	Ownership	Venture’s	Equity	Management	Term (in
Unconsolidated Institutional Joint Ventures	Segment	Acquired	Percentage	Investment	Investment	Fee Income	years)

HCP Ventures II	Senior housing	January-07	35%	$1,097,267	$141,384	$2,457	Indefinite
HCP Ventures III	Medical office	October-06	30%(1)	140,617	12,159	332	10
HCP Ventures IV	Medical office	April-07	20%	650,920	46,417	1,656	10
HCP Life Science	Life Science	August-07	50%-63%	79,846	68,017	3	97-98
				$1,968,650	$267,977	$4,448

(1) The Company owns an 85% interest in HCP Birmingham Portfolio LLC, which owns a 30% interest in HCP Ventures III.

See Reporting Definitions and Supplemental Financial Measures Disclosures

12

Investment Management Business
In thousands
Funds From Operations
	Three Months Ended September 30, 2008				Three Months Ended September 30, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science(1)
Net income (loss)	$2,029	$60	$(1,874)	$1,231	$2,457	$140	$(2,435)	$605
Depreciation and amortization of real estate and in-place lease intangibles	7,142	1,267	6,383	571	7,141	1,235	6,242	376
FFO	$9,171	$1,327	$4,509	$1,802	$9,598	$1,375	$3,807	$981

HCP’s share of FFO from unconsolidated joint ventures	$3,210	$398	$902	$1,033	$3,359	$413	$761	$575

Selected supplemental cash flow information:
Amortization of above and (below) market lease intangibles, net	$697	$(142)	$280	$—	$697	$(142)	$367	$—
Amortization of debt issuance costs	239	38	43	7	155	38	—	—
Straight-line rents	3,128	92	1,211	(58)	3,824	119	677	(9)
Lease commissions and tenant and capital improvements	—	17	2,369	44	—	129	1,368	—

	Nine Months Ended September 30, 2008				Nine Months Ended September 30, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV(2)	HCP Life Science(1)
Net income (loss)	$7,266	$394	$(6,406)	$3,538	$7,576	$582	$(3,432)	$605
Depreciation and amortization of real estate and in-place lease intangibles	21,424	3,783	19,317	1,708	21,403	3,452	10,333	376
FFO	$28,690	$4,177	$12,911	$5,246	$28,979	$4,034	$6,901	$981

HCP’s share of FFO from unconsolidated joint ventures	$10,042	$1,253	$2,582	$3,013	$10,143	$1,210	$1,380	$575

Selected supplemental cash flow information:
Amortization of above and (below) market lease intangibles, net	$2,091	$(426)	$887	$—	$2,091	$(426)	$618	$—
Amortization of debt issuance costs	498	114	130	31	450	114	94	—
Straight-line rents	9,384	265	2,115	(145)	11,473	564	1,336	(9)
Lease commissions and tenant and capital improvements	—	27	4,698	710	—	151	1,730	—

(1)  Acquired as part of the Company’s purchase of Slough Estates USA Inc. on August 1, 2007.

(2)  At April 30, 2007, HCP Ventures IV’s assets were wholly owned by the Company; therefore amounts reflected represent five months of operations.

See Reporting Definitions and Supplemental Financial Measures Disclosures
13

Investment Management Business
In thousands
Balance Sheets
	September 30, 2008				December 31, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science
ASSETS
Real estate:
Buildings and improvements	$936,095	$129,719	$519,915	$43,124	$936,095	$129,144	$515,520	$43,118
Development costs and construction in progress	—	24	2,689	486	—	551	4,709	—
Land	108,907	1,780	65,860	8,271	108,907	1,780	65,698	8,271
Less accumulated depreciation and amortization	54,344	8,574	32,103	24,360	33,965	6,092	19,384	22,761

Net real estate	990,658	122,949	556,361	27,521	1,011,037	125,383	566,543	28,628

Cash and cash equivalents and restricted cash	9,357	2,700	16,482	1,641	6,998	850	13,937	1,342
Other assets, net	33,960	3,417	11,862	8,419	25,434	4,346	8,264	8,752
Intangible assets, net	45,105	11,033	54,491	—	48,321	12,397	62,755	—

Total assets	$1,079,080	$140,099	$639,196	$37,581	$1,091,790	$142,976	$651,499	$38,722

LIABILITIES AND PARTNERS’ CAPITAL
Mortgage debt	$671,245	$91,730	$378,567	$16,534	$677,764	$91,730	$378,842	$19,019
Intangible liabilities, net	1,202	5,090	11,825	—	1,282	5,581	12,925	—
Accounts payable, accrued liabilities and deferred revenue	8,259	2,778	16,720	1,314	7,082	2,063	15,138	1,296
Total liabilities	680,706	99,598	407,112	17,848	686,128	99,374	406,905	20,315
HCP’s capital	136,670	10,538	35,074	11,354	139,248	11,468	38,778	10,733
Partners’ capital	261,704	29,963	197,010	8,379	266,414	32,134	205,816	7,674

Total liabilities and members’ capital	$1,079,080	$140,099	$639,196	$37,581	$1,091,790	$142,976	$651,499	$38,722

See Reporting Definitions and Supplemental Financial Measures Disclosures
14

Investment Management Business

In thousands
	Statements of Operations
	Three Months Ended September 30, 2008				Three Months Ended September 30, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science(1)
Rental and related revenues:
Rental and related revenues	$20,832	$3,339	$15,079	$2,093	$20,899	$3,409	$13,689	$1,261
Tenant recoveries	—	1,093	2,952	177	—	1,143	2,646	150
Total revenues	20,832	4,432	18,031	2,270	20,889	4,552	16,335	1,411

Costs and expenses:
Depreciation and amortization	7,142	1,267	6,383	571	7,141	1,235	6,242	376
Operating	—	1,459	7,084	161	8	1,537	6,600	198
General and administrative	1,685	206	949	4	1,292	158	663	2
Total costs and expenses	8,827	2,932	14,416	736	8,441	2,930	13,505	576

Other income (expense):
Interest and other income, net	16	9	65	—	2	—	—	8
Interest expense	(9,992)	(1,449)	(5,554)	(303)	(10,003)	(1,482)	(5,265)	(238)
Net income (loss)	$2,029	$60	$(1,874)	$1,231	$2,457	$140	$(2,435)	$605

	Nine Months Ended September 30, 2008				Nine Months Ended September 30, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV(2)	HCP Life Science(1)
Rental and related revenues:
Rental and related revenues	$62,582	$10,176	$43,567	$6,366	$62,410	$10,077	$22,777	$1,261
Tenant recoveries	—	3,452	8,891	1,280	—	3,442	4,321	150
Total revenues	62,582	13,628	52,458	7,646	62,410	13,519	27,098	1,411

Costs and expenses:
Depreciation and amortization	21,424	3,783	19,317	1,708	21,403	3,452	10,333	376
Operating	4	4,554	20,560	1,398	8	4,585	10,549	198
General and administrative	4,317	608	2,526	53	3,664	548	1,091	2
Total costs and expenses	25,745	8,945	42,403	3,159	25,075	8,585	21,973	576

Other income (expense):
Interest and other income, net	58	28	148	11	2	—	—	8
Interest expense	(29,629)	(4,317)	(16,609)	(960)	(29,761)	(4,352)	(8,557)	(238)
Net income (loss)	$7,266	$394	$(6,406)	$3,538	$7,576	$582	$(3,432)	$605

(1)	Acquired as part of the Company’s purchase of Slough Estates USA Inc. on August 1, 2007.
(2)	At April 30, 2007, HCP Ventures IV’s assets were wholly owned by the Company; therefore amounts reflected represent five months of operations.

See Reporting Definitions and Supplemental Financial Measures Disclosures
15

Investment Management Business

In thousands
	Net Operating Income
	Three Months Ended September 30, 2008				Three Months Ended September 30, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science(1)
Net income (loss)	$2,029	$60	$(1,874)	$1,231	$2,457	$140	$(2,435)	$605
Depreciation and amortization	7,142	1,267	6,383	571	7,141	1,235	6,242	376
General and administrative	1,685	206	949	4	1,292	158	663	2
Interest and other income, net	(16)	(9)	(65)	—	(2)	—	—	(8)
Interest expense	9,992	1,449	5,554	303	10,003	1,482	5,265	238
NOI	$20,832	$2,973	$10,947	$2,109	$20,891	$3,015	$9,735	$1,213

HCP’s share of NOI from unconsolidated joint ventures	$7,291	$892	$2,189	$1,210	$7,312	$905	$1,947	$711

	Nine Months Ended September 30, 2008				Nine Months Ended September 30, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV(2)	HCP Life Science(1)
Net income (loss)	$7,266	$394	$(6,406)	$3,538	$7,576	$582	$(3,432)	$605
Depreciation and amortization	21,424	3,783	19,317	1,708	21,403	3,452	10,333	376
General and administrative	4,317	608	2,526	53	3,664	548	1,091	2
Interest and other income, net	(58)	(28)	(148)	(11)	(2)	—	—	(8)
Interest expense	29,629	4,317	16,609	960	29,761	4,352	8,557	238
NOI	$62,578	$9,074	$31,898	$6,248	$62,402	$8,934	$16,549	$1,213

HCP’s share of NOI from unconsolidated joint ventures	$21,902	$2,722	$6,380	$3,590	$21,841	$2,680	$3,310	$711

(1)	Acquired as part of the Company’s purchase of Slough Estates USA Inc. on August 1, 2007.
(2)	At April 30, 2007, HCP Ventures IV’s assets were wholly owned by the Company; therefore amounts reflected represent five months of operations.

See Reporting Definitions and Supplemental Financial Measures Disclosures
16

Investment Management Business

In thousands
	EBITDA
	Three Months Ended September 30, 2008				Three Months Ended September 30, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science(1)
Net income (loss)	$2,029	$60	$(1,874)	$1,231	$2,457	$140	$(2,435)	$605
Depreciation and amortization	7,142	1,267	6,383	571	7,141	1,235	6,242	376
Interest expense	9,992	1,449	5,554	303	10,003	1,482	5,265	238
EBITDA	$19,163	$2,776	$10,063	$2,105	$19,601	$2,857	$9,072	$1,219

HCP’s share of EBITDA from unconsolidated joint ventures	$6,707	$833	$2,013	$1,207	$6,860	$857	$1,814	$715

	Nine Months Ended September 30, 2008				Nine Months Ended September 30, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV(2)	HCP Life Science(1)
Net income (loss)	$7,266	$394	$(6,406)	$3,538	$7,576	$582	$(3,432)	$605
Depreciation and amortization	21,424	3,783	19,317	1,708	21,403	3,452	10,333	376
Interest expense	29,629	4,317	16,609	960	29,761	4,352	8,557	238
EBITDA	$58,319	$8,494	$29,520	$6,206	$58,740	$8,386	$15,458	$1,219

HCP’s share of EBITDA from unconsolidated joint ventures	$20,412	$2,548	$5,904	$3,566	$20,559	$2,516	$3,092	$715

(1)	Acquired as part of the Company’s purchase of Slough Estates USA Inc. on August 1, 2007.
(2)	At April 30, 2007, HCP Ventures IV’s assets were wholly owned by the Company; therefore amounts reflected represent five months of operations.

See Reporting Definitions and Supplemental Financial Measures Disclosures
17

Investment Management Business

In thousands
Mortgage Debt Maturities and Scheduled Principal Repayments
September 30, 2008
						HCP’s Share of
						Unconsolidated
	HCP	HCP	HCP	HCP		Mortgage
	Ventures II	Ventures III	Ventures IV	Life Science	Total	Debt

2008 (3 months)	$2,333	$—	$227	$689	$3,249	$1,262
2009	9,567	—	936	2,877	13,380	5,205
2010	10,130	—	1,048	3,086	14,264	5,546
2011	10,726	—	2,743	3,309	16,778	6,224
2012	11,254	—	37,806	3,548	52,608	13,560
2013	118,124	—	8,451	2,630	129,205	44,508
2014	10,359	—	2,606	395	13,360	4,364
2015	10,969	—	56,156	—	67,125	15,070
2016	488,305	91,730	97,085	—	677,120	217,843
2017	—	—	173,898	—	173,898	34,780
Subtotal	671,767	91,730	380,956	16,534	1,160,987	348,362

Discounts, net	(522)	—	(2,389)	—	(2,911)	(661)
Total debt	$671,245	$91,730	$378,567	$16,534	$1,158,076	$347,701

HCP’s share of total debt	$234,936	$27,519	$75,713	$9,533	$347,701

Weighted average interest rate(1)	5.66%	6.02%	5.56%	6.99%	5.67%	5.70%

Weighted average maturity in years	8.50	7.78	7.59	5.04	8.15

(1)  Mortgage debt is 100% fixed rate debt.

See Reporting Definitions and Supplemental Financial Measures Disclosures

18

Consolidated Portfolio

As of and for the nine months ended September 30, 2008, dollars and square feet in thousands

Consolidated Portfolio
	Property		Average				EBITDAR	EBITDARM
Segment	Count	Investment	Age (Years)	Capacity		Occupancy %	CFC/DSC	CFC/DSC
Senior housing	240	$4,151,621	12	25,831	Units	89.7	1.16 x	1.40 x
Life science	99	2,822,043	15	6,232	Sq. Ft.	89.1	N/A	N/A
Medical office	190	2,162,655	17	13,145	Sq. Ft.	90.2	N/A	N/A
Hospital	21	1,082,931	22	2,763	Beds	56.0	2.49 x	2.92 x
Skilled nursing	51	1,172,497	23	6,123	Beds	85.9	1.52 x	2.08 x
	601	$11,391,747	15

Portfolio Diversification

Relationship Concentration			Geographic Concentration(1)
	Annualized Revenues			Investment		Rental Revenues &	Interest	Operating
Company	Amount	%	State	Amount	%	DFL Income	Income	Expenses
Sunrise Senior Living	$145,256	15	CA	$3,744,664	37	$246,210	$219	$44,931
HCR ManorCare	81,531	8	TX	1,275,292	12	115,319	2,705	36,313
HCA	65,507	7	FL	682,551	7	55,756	—	10,406
Brookdale	59,117	6	CO	393,561	4	30,454	1,142	8,414
Genentech	33,425	3	VA	383,306	4	22,671	—	1,243
Tenet Healthcare Corporation	32,952	3	WA	307,749	3	26,921	—	7,966
Amgen	25,118	3	NJ	280,589	3	14,710	—	—
Emeritus Corporation	24,612	3	UT	253,312	2	23,825	—	4,774
Cirrus Health	20,566	2	MD	210,996	2	14,918	—	1,176
Aegis Senior Living	19,980	2	Other	2,614,892	26	212,201	381	31,283
Kindred	15,683	2		$10,146,912	100	$762,985	$4,447	$146,506
Other	440,130	46
	$963,877	100

(1)  Geographic concentration excludes Mezzanine Loans and Other Debt Investments as the investment and revenues associated with those assets cannot be allocated to a particular geographic region.

See Reporting Definitions and Supplemental Financial Measures Disclosures
19

Consolidated Portfolio

In thousands

Consolidated Portfolio
	Three Months Ended September 30, 2008
	Rental Revenues
Segment	& DFL Income	Operating Expenses	NOI	Interest Income
Senior housing	$85,697	$3,530	$82,167	$311
Life science	73,510	9,749	63,761	—
Medical office	78,028	35,727	42,301	—
Hospital	22,019	840	21,179	11,074
Skilled nursing	9,161	—	9,161	20,811
	$268,415	$49,846	$218,569	$32,196

	Nine Months Ended September 30, 2008
	Rental Revenues
Segment	& DFL Income	Operating Expenses	NOI	Interest Income

Senior housing	$256,097	$10,343	$245,754	$914
Life science	180,707	31,414	149,293	—
Medical office	232,418	101,968	130,450	—
Hospital	66,794	2,781	64,013	33,344
Skilled nursing	26,969	—	26,969	64,797
	$762,985	$146,506	$616,479	$99,055

See Reporting Definitions and Supplemental Financial Measures Disclosures

20

Consolidated Portfolio

As of and for the nine months ended September 30, 2008, dollars and square feet in thousands

Owned Property Portfolio

	Property		Rental	Operating	Average				EBITDAR		EBITDARM
Segment	Count	Investment	Revenues	Expenses	Age (Years)	Capacity		Occupancy %	Amount	CFC	Amount	CFC
Senior housing	207	$3,503,918	$212,451	$10,343	12	22,522	Units	89.4	$307,959	1.16 x	$371,258	1.40 x
Life science	99	2,822,043	180,707	31,414	15	6,232	Sq. Ft.	89.1	N/A	N/A	N/A	N/A
Medical office	190	2,162,655	232,418	101,968	17	13,145	Sq. Ft.	90.2	N/A	N/A	N/A	N/A
Hospital	20	705,514	66,794	2,781	23	2,705	Beds	56.1	164,487	2.46 x	192,934	2.88 x
Skilled nursing	48	254,759	26,969	—	23	5,681	Beds	86.0	50,875	1.47 x	70,270	2.03 x
	564	$9,448,889	$719,339	$146,506	16

Direct Financing Lease Portfolio

	Property				Average				EBITDAR		EBITDARM
Segment	Count	Investment	DFL Income		Age (Years)	Capacity		Occupancy %	Amount	CFC	Amount	CFC
Senior housing	30	$629,826	$43,646		11	3,141	Units	91.8	$44,255	1.16 x	$55,568	1.46 x

Secured Loan Portfolio

	Property		Interest		Average				EBITDAR		EBITDARM
Segment	Count	Investment	Income		Age (Years)	Capacity		Occupancy %	Amount	DSC	Amount	DSC
Senior housing	3	$17,877	$914		15	168	Units	84.0	$826	1.93 x	$1,000	2.33 x
Hospital	1	35,308	2,251		10	58	Beds	53.8	9,458	3.15 x	11,138	3.71 x
Skilled nursing	3	15,012	1,282		30	442	Beds	84.5	5,189	2.16 x	6,552	2.73 x
	7	$68,197	$4,447		21				$15,473		$18,690

Mezzanine Loans and Other Debt Investments

			Interest
Segment		Investment	Income
Hospital		$342,109	$31,093
Skilled nursing		902,726	63,515
		$1,244,835	$94,608

Total	601	$11,391,747

See Reporting Definitions and Supplemental Financial Measures Disclosures

21

Consolidated Portfolio

As of and for the nine months ended September 30, 2008, dollars and square feet in thousands

Lease Expirations and Secured Loan Maturities

		Expiration Year
Segment	Total	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	Thereafter

Senior housing:
Properties	240	1	2	4	4	4	6	8	2	24	26	159
Annualized revenues	$310,093	$72	$294	$659	$1,103	$1,075	$24,585	$15,600	$3,174	$26,509	$31,041	$205,981

Life science:
Square feet	5,552	33	465	558	410	176	198	250	595	197	733	1,937
Annualized revenues	$186,159	$335	$10,310	$12,260	$13,655	$4,112	$6,850	$5,398	$17,752	$5,748	$23,474	$86,265

Medical office:
Square feet	11,851	825	1,752	1,853	1,264	1,470	1,150	651	590	381	461	1,454
Annualized revenues	$238,203	$18,311	$35,917	$37,594	$27,079	$29,786	$19,801	$15,427	$11,491	$7,860	$9,981	$24,956

Hospital(1):
Properties	20	—	2	1	—	—	1	3	1	1	2	9
Annualized revenues	$67,839	$—	$13,961	$2,973	$—	$—	$2,400	$16,018	$369	$3,001	$4,413	$24,704

Skilled nursing:
Properties	51	1	5	2	—	—	10	9	5	5	9	5
Annualized revenues	$37,148	$637	$2,440	$1,530	$—	$—	$6,899	$6,672	$3,197	$4,837	$7,953	$2,983

Total:
Annualized revenues	$839,442	$19,355	$62,922	$55,016	$41,837	$34,973	$60,535	$59,115	$35,983	$47,955	$76,862	$344,889

(1)   Lease expirations exclude one facility in Plaquemine, LA where the lease has been terminated.

See Reporting Definitions and Supplemental Financial Measures Disclosures

22

Consolidated Same Property Portfolio

As of September 30, 2008, except NOI data, dollars and square feet in thousands

		Senior	Life	Medical		Skilled
	Total	Housing	Science	Office	Hospital	Nursing

Property count	464	203	13	186	14	48
Investment	$6,258,074	$3,463,974	$167,988	$1,906,458	$464,895	$254,759

Percent of owned property portfolio (by investment)	66.2	98.9	6.0	88.2	65.9	100.0

Capacity		22,206 Units	894 Sq. Ft.	12,171 Sq. Ft.	1,748 Beds	5,681 Beds

NOI for the three months ended:
September 30, 2008	$135,592	$66,869	$4,438	$41,254	$13,870	$9,161
June 30, 2008	$138,467	$66,012	$4,427	$42,797	$16,216	$9,015
Same property % change in NOI	(2.1)	1.3	0.2	(3.6)	(14.5)	1.6

Adjusted NOI for the three months ended:
September 30, 2008	$130,385	$63,891	$3,612	$39,991	$13,839	$9,052
June 30, 2008	$133,143	$62,852	$3,650	$41,555	$16,185	$8,901
Same property % change in Adjusted NOI	(2.1)	1.7	(1.0)	(3.8)	(14.5)	1.7

NOI for the nine months ended:
September 30, 2008	$407,120	$199,947	$11,287	$127,029	$41,888	$26,969
September 30, 2007	$410,959	$205,110	$9,498	$127,466	$42,702	$26,183
Same property % change in NOI	(0.9)	(2.5)	18.8	(0.3)	(1.9)	3.0

Adjusted NOI for the nine months ended:
September 30, 2008	$391,647	$190,274	$9,743	$123,219	$41,795	$26,616
September 30, 2007	$383,430	$186,243	$8,363	$120,865	$42,227	$25,732
Same property % change in Adjusted NOI	2.1	2.2	16.5	1.9	(1.0)	3.4

See Reporting Definitions and Supplemental Financial Measures Disclosures

23

Consolidated Senior Housing Portfolio

As of and for the nine months ended September 30, 2008, dollars in thousands

Owned Property	Property		Rental	Operating	Average			EBITDAR		EBITDARM
Portfolio	Count	Investment	Revenues	Expenses	Age (Years)	Units	Occupancy %	Amount	CFC	Amount	CFC
Assisted living	170	$2,282,027	$133,530	$10,343	11	14,407	88.3	$186,761	1.13 x	$229,408	1.38 x
Independent living	28	682,030	42,145	—	14	4,583	89.3	56,931	1.07 x	65,687	1.24 x
CCRCs	9	539,861	36,776	—	20	3,532	94.3	64,267	1.36 x	76,163	1.61 x
	207	$3,503,918	$212,451	$10,343	12	22,522	89.4	$307,959	1.16 x	$371,258	1.40 x

Direct Financing Lease	Property			Average			EBITDAR		EBITDARM
Portfolio	Count	Investment	DFL Income	Age (Years)	Units	Occupancy %	Amount	CFC	Amount	CFC
Assisted living	27	$570,326	$36,656	11	3,141	91.8	$44,255	1.16 x	$55,568	1.46 x
CCRCs(1)	3	59,500	6,990
	30	$629,826	$43,646

Secured Loan	Property		Interest	Average			EBITDAR		EBITDARM
Portfolio	Count	Investment	Income	Age (Years)	Units	Occupancy %	Amount	DSC	Amount	DSC
Assisted living	2	$4,800	$219	11	68	—	$—	N/A	$—	N/A
Independent living	1	3,059	241	24	100	84.0	826	1.93 x	1,000	2.33 x
CCRCs(2)	—	10,018	454	N/A	—
	3	$17,877	$914	15	168

Total	240	$4,151,621

(1)   Represents ground leases on CCRCs.

(2)   Represents a secured construction loan on one CCRC included in the direct financing lease portfolio.

See Reporting Definitions and Supplemental Financial Measures Disclosures

24

Consolidated Senior Housing Portfolio
As of and for the nine months ended September 30, 2008, dollars in thousands

Portfolio Diversification

Operator Concentration

	Properties		Investment		Rental Revenues & Interest Income				EBITDAR	EBITDARM
Operator	Count	% Pooled	Amount	%	Amount	%	Units	Occupancy %	CFC/DSC	CFC/DSC

Sunrise Senior Living	101	99	$2,225,321	54	$111,857	43	11,730	90.6	1.14 x	1.41 x

Brookdale	24	92	675,054	16	50,875	20	4,826	93.7	1.31 x	1.54 x

Aegis Senior Living	12	67	258,008	6	16,840	7	966	88.4	1.02 x	1.18 x

Emeritus Corporation	26	88	245,518	6	20,614	8	2,344	90.9	1.21 x	1.47 x

Capital Senior Living	15	73	176,517	4	10,865	4	1,530	86.2	1.14 x	1.29 x

Harbor Retirement Associates	10	90	160,555	4	7,668	3	1,069	81.5	1.08 x	1.42 x

Atria Senior Living Group	6	100	88,076	2	6,884	3	854	85.5	0.96 x	1.11 x

Other	46	50	322,572	8	31,408	12	2,512	81.7	1.03 x	1.29 x

	240	84	$4,151,621	100	$257,011	100	25,831	89.7	1.16 x	1.40 x

Geographic Concentration

	Property	Investment		Rental Revenues & Interest Income				EBITDAR	EBITDARM
State	Count	Amount	%	Amount	%	Units	Occupancy %	CFC/DSC	CFC/DSC

CA	28	$582,955	14	$33,542	13	3,178	86.3	1.10 x	1.36 x

FL	30	479,199	12	32,630	13	3,819	89.1	1.22 x	1.50 x

TX	30	384,445	9	28,136	11	3,257	87.8	1.20 x	1.40 x

NJ	13	280,589	7	14,710	6	1,223	94.0	1.11 x	1.33 x

VA	10	278,945	7	13,713	5	1,336	91.8	1.13 x	1.34 x

IL	11	187,218	5	10,583	4	912	91.3	1.24 x	1.47 x

MD	9	182,087	4	11,755	5	828	90.6	1.04 x	1.28 x

CO	5	168,931	4	9,903	4	893	92.4	1.35 x	1.65 x

MI	8	154,261	4	10,760	4	938	88.0	0.78 x	1.02 x

AL	4	140,332	3	9,580	4	683	94.4	1.11 x	1.28 x

PA	2	137,400	3	9,168	3	542	95.8	1.55 x	1.80 x

WA	8	132,609	3	6,133	2	573	84.5	0.72 x	0.92 x

Other	82	1,042,650	25	66,398	26	7,649	90.3	1.22 x	1.48 x

	240	$4,151,621	100	$257,011	100	25,831	89.7	1.16 x	1.40 x

See Reporting Definitions and Supplemental Financial Measures Disclosures

25

Consolidated Senior Housing Portfolio
Dollars in thousands

Portfolio Trends

	Same Property Portfolio						Total Portfolio

	As of and for the Quarter Ended			As of and for the Year to Date Ended			As of and for the Twelve Months Ended

	09/30/08	06/30/08	Change %	09/30/08	09/30/07	Change %	09/30/08	06/30/08	09/30/07(1)

Total senior housing:

Property count	203	203		203	203		240	240	249

Investment	$3,463,974	$3,461,639	0.1	$3,463,974	$3,458,777	0.2	$4,151,621	$4,149,152	$4,166,175

Units	22,206	22,210	—	22,206	22,242	(0.2)	25,831	25,838	26,171

Occupancy %	89.4	90.0	(0.6)	89.4	89.4	—	89.7	90.1	88.3

EBITDAR	$305,126	$304,402	0.2	$305,126	$248,404	22.8	$353,040	$350,645	$314,407

EBITDAR CFC/DSC	1.16 x	1.19 x	(2.5)	1.16 x	1.06 x	9.4	1.16 x	1.19 x	1.06 x

EBITDARM	$367,842	$366,039	0.5	$367,842	$292,752	25.6	$427,826	$423,938	$369,988

EBITDARM CFC/DSC	1.40 x	1.43 x	(2.1)	1.40 x	1.25 x	12.0	1.40 x	1.43 x	1.25 x

NOI:

Rental revenues	$70,275	$69,113	1.7	$209,872	$215,709	(2.7)

Operating expenses	(3,406)	(3,101)	9.8	(9,925)	(10,599)	(6.4)
	$66,869	$66,012	1.3	$199,947	$205,110	(2.5)
Adjusted NOI:

Straight-line rents	(3,015)	(3,197)	(5.7)	(9,783)	(18,977)	(48.4)

Above market rents, net	37	37	—	110	110	—
	$63,891	$62,852	1.7	$190,274	$186,243	2.2

(1) Amounts are reflected as originally reported.

See Reporting Definitions and Supplemental Financial Measures Disclosures

26

Consolidated Senior Housing Portfolio
Dollars in thousands

Lease Expirations and Secured Loan Maturities

	Total			Assisted Living		Independent Living		CCRCs
		Annualized Revenues			Annualized		Annualized		Annualized
Year	Properties	Amount	%	Properties	Revenues	Properties	Revenues	Properties	Revenues

2008 (Three months)	1	$72	—	1	$72	—	$—	—	$—

2009	2	294	—	2	294	—	—	—	—

2010	4	659	—	4	659	—	—	—	—

2011	4	1,103	—	3	785	1	318	—	—

2012	4	1,075	—	4	1,075	—	—	—	—

2013	6	24,585	8	—	—	1	4,130	5	20,455

2014	8	15,600	5	5	1,948	—	—	3	13,652

2015	2	3,174	1	1	617	1	2,557	—	—

2016	24	26,509	9	14	12,886	10	13,623	—	—

2017	26	31,041	10	21	19,729	3	4,389	2	6,923

Thereafter	159	205,981	67	144	164,427	13	27,698	2	13,856

	240	$310,093	100	199	$202,492	29	$52,715	12	$54,886

See Reporting Definitions and Supplemental Financial Measures Disclosures
27

Consolidated Life Science Portfolio
As of and for the nine months ended September 30, 2008, dollars and square feet in thousands

Owned Property	Property		Rental	Operating	Average	Square
Portfolio	Count	Investment	Revenues(1)	Expenses	Age (Years)	Feet	Occupancy %

San Francisco	73	$2,243,340	$146,731	$23,703	16	4,269	87.0

San Diego	17	488,430	24,980	6,244	17	1,383	90.9

Utah	9	90,273	8,996	1,467	9	580	100.0

	99	$2,822,043	$180,707	$31,414	15	6,232	89.1

Portfolio
Diversification
Tenant Concentration	Square Feet		Annualized Revenues

Tenant	Amount	%	Amount	%
Genentech	794	14	$33,425	18

Amgen	433	8	25,118	13

Rigel Pharmaceuticals	147	3	13,983	8

Takeda	283	5	13,922	7

Exelixis, Inc.	295	5	12,136	7

General Atomics	281	5	5,044	3

ARUP	319	6	4,885	3

Sequenom	83	1	4,457	2

Myriad Genetics	225	4	4,406	2

Fibrogen	106	2	4,119	2

Other	2,586	47	64,664	35

	5,552	100	$186,159	100

(1)

Excludes $12.6 million of rent, $9.5 million from San Francisco and $3.1 million from San Diego, collected on leases where the respective tenant improvement build out are not complete (deferred rent). These leases are included in occupied square feet and annualized revenues when determining occupancy and tenant concentration.

See Reporting Definitions and Supplemental Financial Measures Disclosures
28

Consolidated Life Science Portfolio

Dollars and square feet in thousands

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Year to Date Ended			As of and for the Twelve Months Ended
	09/30/08	06/30/08	Change %	09/30/08	09/30/07	Change %	09/30/08	06/30/08(1)	09/30/07(1)
Total life science:
Property count	13	13		13	13		99	99	93
Investment	$167,988	$166,924	0.6	$167,988	$150,968	11.3	$2,822,043	$2,729,716	$2,652,190
Square feet	894	898	(0.4)	894	921	(2.9)	6,232	6,171	5,910
Occupancy %	100.0	91.2	8.8	100.0	88.5	11.5	89.1	88.1	83.4
NOI:
Rental revenues	$5,826	$5,935	(1.8)	$15,058	$12,796	17.7
Operating expenses	(1,388)	(1,508)	(8.0)	(3,771)	(3,298)	14.3
	$4,438	$4,427	0.2	$11,287	$9,498	18.8
Adjusted NOI:
Straight-line rents	(731)	(682)	7.2	(1,260)	(851)	48.1
Below market rents, net	(95)	(95)	—	(284)	(284)	—
	$3,612	$3,650	(1.0)	$9,743	$8,363	16.5

(1) Amounts are reflected as originally reported, except for occupancy which were revised to conform to current presentation.

See Reporting Definitions and Supplemental Financial Measures Disclosures

29

Consolidated Life Science Portfolio

Dollars and square feet in thousands

Lease Expirations

	Total				San Francisco		San Diego		Utah
	Square Feet		Annualized Revenues		Square	Annualized	Square	Annualized	Square	Annualized
Year	Amount	%	Amount	%	Feet	Revenues	Feet	Revenues	Feet	Revenues
2008 (Three months)(1)	33	1	$335	—	33	$335	—	$—	—	$—
2009	465	8	10,310	6	230	5,692	160	3,604	75	1,014
2010	558	10	12,260	7	284	7,097	142	3,176	132	1,987
2011	410	7	13,655	7	380	12,707	30	948	—	—
2012	176	3	4,112	2	108	2,493	32	1,070	36	549
2013	198	4	6,850	4	198	6,850	—	—	—	—
2014	250	4	5,398	3	250	5,398	—	—	—	—
2015	595	11	17,752	9	213	8,017	311	8,539	71	1,196
2016	197	4	5,748	3	197	5,748	—	—	—	—
2017	733	13	23,474	13	226	10,127	353	10,522	154	2,825
Thereafter	1,937	35	86,265	46	1,596	80,037	229	3,959	112	2,269
	5,552	100	$186,159	100	3,715	$144,501	1,257	$31,818	580	$9,840

(1) Includes month-to-month and hold-over leases.

See Reporting Definitions and Supplemental Financial Measures Disclosures

30

Consolidated Life Science Portfolio

Square feet in thousands

Leasing Activity

		Annualized		Tenant
	Leased	Base Rent		Improvements	Leasing	Average	Renewal Rate
	Square	Per	% Change	Per Square	Costs Per	Lease Term	Year-to-
	Feet(1)	Square Foot	In Rents	Foot	Square Foot	(Months)	Date(2)
Leased Square Feet as of December 31, 2007	5,623	$29.62
Expirations	(17)	12.28
Renewals, amendments and extensions	17	13.59	10.7	2.41	1.01	14	100.0
New leases	18	36.04		40.04	3.51	52
Terminations	(81)	12.42
Leased Square Feet as of March 31, 2008	5,560	$31.67
Acquisitions/Developments	82	45.16
Expirations	(27)	13.60
Renewals, amendments and extensions	7	14.00	3.0	—	0.42	12	54.5
New leases	60	29.77		31.68	9.56	79
Terminations	(7)	12.00
Leased Square Feet as of June 30, 2008	5,675	$32.51
Acquisitions/Developments	147	45.16
Dispositions and redevelopments	(41)	15.44
Expirations	(184)	23.80
Renewals, amendments and extensions	140	28.74	11.7	3.26	4.11	40	71.9
New leases	—
Terminations	(149)	19.82
Leased Square Feet as of September 30, 2008	5,588	$33.53

(1) Represents square feet subject to executed lease agreements.

(2) Renewal rates were revised to conform to current presentation.

See Reporting Definitions and Supplemental Financial Measures Disclosures

31

Consolidated Medical Office Portfolio

As of and for the nine months ended September 30, 2008, dollars and square feet in thousands

Owned Property	Property		Rental	Operating	Average
Portfolio	Count	Investment	Revenues	Expenses	Age (Years)	Square Feet	Occupancy %
On-Campus	144	$1,703,983	$185,829	$82,182	17	10,793	89.9
Off-Campus	46	458,672	46,589	19,786	16	2,352	91.4
	190	$2,162,655	$232,418	$101,968	17	13,145	90.2

Portfolio Diversification

Geographic Concentration

	Property	Investment		Square Feet			Rental Revenues		Operating Expenses
State	Count	Amount	%	Amount	%	Occupancy %	Amount	%	Amount	%
TX	45	$627,945	29	4,074	31	89.9	$65,333	28	$33,937	33
CA	16	259,609	12	952	7	84.2	25,720	11	13,832	14
CO	16	187,199	9	1,031	8	82.8	18,404	8	8,413	8
WA	7	175,140	8	687	5	97.9	20,788	9	7,965	8
TN	17	144,142	7	1,521	12	91.7	19,593	8	8,085	8
FL	19	140,902	6	1,024	8	91.3	17,343	8	8,278	8
UT	22	130,304	6	939	7	92.7	13,157	6	3,307	3
KY	6	99,531	5	640	5	92.0	9,718	4	3,244	3
NV	8	83,821	4	541	4	86.0	10,134	4	3,916	4
Other	34	314,062	14	1,736	13	92.8	32,228	14	10,991	11
	190	$2,162,655	100	13,145	100	90.2	$232,418	100	$101,968	100

See Reporting Definitions and Supplemental Financial Measures Disclosures

32

Consolidated Medical Office Portfolio

Dollars and square feet in thousands

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Year to Date Ended			As of and for the Twelve Months Ended
	09/30/08	06/30/08	Change %	09/30/08	09/30/07	Change %	09/30/08	06/30/08(1)	09/30/07(1)
Total medical office:
Property count	186	186		186	186		190	192	204
Investment	$1,906,458	$1,898,857	0.4	$1,906,458	$1,880,419	1.4	$2,162,655	$2,160,156	$2,199,637
Square feet	12,171	12,154	0.1	12,171	12,128	0.4	13,145	13,204	13,752
Occupancy %	90.4	91.0	(0.6)	90.4	90.5	(0.1)	90.2	90.3	90.6
NOI:
Rental revenues	$70,614	$70,412	0.3	$210,552	$209,898	0.3
Operating expenses	(29,360)	(27,615)	6.3	(83,523)	(82,432)	1.3
	$41,254	$42,797	(3.6)	$127,029	$127,466	(0.3)
Adjusted NOI:
Straight-line rents	(1,025)	(1,003)	2.2	(3,110)	(5,320)	(41.5)
Below market rents, net	(238)	(239)	(0.4)	(700)	(1,281)	(45.4)
	$39,991	$41,555	(3.8)	$123,219	$120,865	1.9

(1) Amounts are reflected as originally reported, except occupancy which were revised to conform to current presentation.

See Reporting Definitions and Supplemental Financial Measures Disclosures

33

Consolidated Medical Office Portfolio

Dollars and square feet in thousands

Lease Expirations

	Total				On-Campus		Off-Campus
	Square Feet		Annualized Revenues			Annualized		Annualized
	Amount	%	Amount	%	Square Feet	Revenues	Square Feet	Revenues
2008 (Three months)(1)	825	7	$18,311	8	665	$13,179	160	$5,132
2009	1,752	15	35,917	15	1,432	29,497	320	6,420
2010	1,853	16	37,594	16	1,690	33,309	163	4,285
2011	1,264	11	27,079	11	1,067	22,947	197	4,132
2012	1,470	12	29,786	13	1,267	25,781	203	4,005
2013	1,150	10	19,801	8	876	15,159	274	4,642
2014	651	5	15,427	6	575	13,695	76	1,732
2015	590	5	11,491	5	435	8,335	155	3,156
2016	381	3	7,860	3	312	6,415	69	1,445
2017	461	4	9,981	4	390	8,617	71	1,364
Thereafter	1,456	12	24,956	11	994	15,552	462	9,404
	11,853	100	$238,203	100	9,703	$192,486	2,150	$45,717

(1) Includes month-to-month and hold-over leases.

See Reporting Definitions and Supplemental Financial Measures Disclosures

34

Consolidated Medical Office Portfolio

Square feet in thousands

Leasing Activity		Annualized		Tenant
		Base Rent		Improvements	Leasing	Average
	Leased	Per	% Change	Per Square	Costs Per	Lease Term	Renewal Rate
	Square Feet	Square Foot	In Rents	Foot	Square Foot	(Months)	Year-to-Date

Leased Square Feet as of December 31, 2007	12,605	$20.28
Expirations	(711)	20.21
Renewals, amendments and extensions	582	20.08	5.0	$3.72	$1.07	38	81.8
New leases	108	17.78		24.84	4.04	54
Terminations	(27)	20.48

Leased Square Feet as of March 31, 2008	12,557	$20.47
Dispositions	(619)	16.80
Expirations	(499)	21.40
Renewals, amendments and extensions	392	24.39	15.5	2.41	0.66	37	80.5
New leases	123	20.04		25.33	3.80	66
Terminations	(36)	21.79

Leased Square Feet as of June 30, 2008	11,918	$20.87
Dispositions	(41)	15.77
Expirations	(618)	25.12
Renewals, amendments, and extensions	470	21.10	3.7	5.59	2.17	37	78.9
New leases	153	18.18		27.39	3.14	50
Terminations	(29)	16.86

Leased Square Feet as of September 30, 2008	11,853	20.82

See Reporting Definitions and Supplemental Financial Measures Disclosures

35

Consolidated Hospital Portfolio

As of and for the nine months ended September 30, 2008, dollars in thousands

								EBITDAR(1)		EBITDARM(1)
	Property		Rental	Operating	Average		Occupancy
Owned Property	Count	Investment	Revenues	Expenses	Age (Years)	Beds	%(1)	Amount	CFC	Amount	CFC
Acute care	8	$511,277	$48,311	$2,285	31	1,937	53.7	$112,640	2.55 x	$129,822	2.94 x
Rehab	7	95,322	8,815	343	18	487	59.6	19,095	1.65 x	23,063	2.00 x
Specialty	2	63,710	3,686	153	24	37	N/A	15,949	3.42 x	18,561	3.98 x
LTACH	3	35,205	5,982	—	14	244	61.9	16,803	2.56 x	21,488	3.27 x
	20	$705,514	$66,794	$2,781	23	2,705	56.1	$164,487	2.46 x	$192,934	2.88 x

								EBITDAR(1)		EBITDARM(1)
Secured Loan	Property		Interest		Average		Occupancy
Portfolio	Count	Investment	Income		Age (Years)	Beds	%(1)	Amount	DSC	Amount	DSC
Acute care	1	$35,308	$2,251		10	58	53.8	$9,458	3.15 x	$11,138	3.71 x

Other Debt			Interest
Investments		Investment	Income
Acute care		$258,400	$18,314
Specialty		83,709	12,779
		$342,109	$31,093

Total	21	$1,082,931

(1) Certain operators in HCP’s hospital portfolio are not required under their respective leases to provide operational data.

See Reporting Definitions and Supplemental Financial Measures Disclosures

36

Consolidated Hospital Portfolio

As of and for the nine months ended September 30, 2008, dollars in thousands

Portfolio Diversification

Operator Concentration

	Properties		Investment		Rental Revenues & Interest Income			Occupancy	EBITDAR	EBITDARM
Operator(1)	Count	% Pooled	Amount	%	Amount	%	Beds	%	CFC/DSC	CFC/DSC
HCA	1	—	$424,473	39	$34,659	35	598	N/A	N/A	N/A
Tenet Healthcare Corp	6	—	339,885	32	32,125	32	1,240	55.0	2.56 x	2.95 x
Cirrus Health	2	—	130,419	12	14,998	15	37	N/A	3.42 x	3.98 x
HealthSouth	5	80	55,981	5	6,206	6	372	58.2	2.84 x	3.23 x
Other	7	71	132,173	12	12,150	12	516	53.0	1.71 x	2.25 x
	21	43	$1,082,931	100	$100,138	100	2,763	56.0	2.49 x	2.92 x

Geographic Concentration(1)(2)

	Property	Investment		Rental Revenues & Interest Income				EBITDAR	EBITDARM
State	Count	Amount	%	Amount	%	Beds	Occupancy %	CFC/DSC	CFC/DSC
TX	5	$260,084	35	$24,092	35	947	53.5	1.25 x	1.68 x
CA	3	155,983	21	13,836	20	319	39.1	1.38 x	1.67 x
GA	2	76,735	10	8,569	13	274	70.2	4.29 x	4.81 x
LA	4	65,719	9	5,101	7	343	49.4	2.21 x	2.69 x
Other	7	182,301	25	17,447	25	880	65.2	3.22 x	3.71 x
	21	$740,822	100	$69,045	100	2,763	56.0	2.49 x	2.92 x

(1)    Certain operators in HCP’s hospital portfolio are not required under their respective leases to provide operational data.

(2)    Geographic concentration excludes Other Debt Investments as the investment and revenues associated with those assets cannot be allocated to a particular geographic region.

See Reporting Definitions and Supplemental Financial Measures Disclosures

37

Consolidated Hospital Portfolio

Dollars in thousands

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Year to Date Ended			As of and for the Twelve Months Ended
	09/30/08	06/30/08	Change %	09/30/08	09/30/07	Change %	09/30/08	06/30/08(1)	09/30/07(1)
Total hospital:
Property count	14	14		14	14		21	21	37
Investment	$464,895	$453,971	2.4	$464,895	$458,310	1.4	$1,082,931	$1,077,322	$1,082,798
Beds	1,748	1,766	(1.0)	1,748	1,766	(1.0)	2,763	2,781	4,402
Occupancy %	54.7	53.7	1.0	54.7	53.3	1.4	56.0	54.3	54.4
EBITDAR	$151,692	$154,328	(1.7)	$151,692	$133,970	13.2	$173,945	$175,280	$251,106
EBITDAR CFC/DSC	2.66 x	2.72 x	(2.2)	2.66 x	2.69	(1.1)	2.49 x	2.53 x	2.46
EBITDARM	$174,645	$177,186	(1.4)	$174,645	$153,134	14.0	$204,072	$205,199	$291,098
EBITDARM CFC/DSC	3.06 x	3.12 x	(1.9)	3.06 x	3.08	(0.6)	2.92 x	2.97 x	2.85 x
NOI:
Rental revenues	$13,888	$16,253	(14.6)	$41,943	$42,705	(1.8)
Operating expenses	(18)	(37)	(51.4)	(55)	(3)	NM (2)
	$13,870	$16,216	(14.5)	$41,888	$42,702	(1.9)
Adjusted NOI:
Straight-line rents	(6)	(6)	—	(18)	(400)	(95.5)
Below market rents, net	(25)	(25)	—	(75)	(75)	—
	$13,839	$16,185	(14.5)	$41,795	$42,227	(1.0)

Lease Expirations and Secured Loan Maturities(3)

		Annualized Revenues
	Properties	Amount	%
2008 (Three months)	—	$—	—
2009	2	13,961	21
2010	1	2,973	4
2011	—	—	—
2012	—	—	—
2013	1	2,400	4
2014	3	16,018	24
2015	1	369	1
2016	1	3,001	4
2017	2	4,413	6
Thereafter	9	24,704	36
	20	$67,839	100

(1) Amounts are reflected as originally reported. (2) Percentage change not meaningful. (3) Lease expirations exclude one facility in Plaquemine, LA where the lease has been terminated.

See Reporting Definitions and Supplemental Financial Measures Disclosures

38

Consolidated Skilled Nursing Portfolio

As of and for the nine months ended September 30, 2008, dollars in thousands

Owned					Average			EBITDAR		EBITDARM
Property Portfolio	Property Count	Investment	Rental Revenues	Operating Expenses	Age (Years)	Beds	Occupancy %	Amount	CFC	Amount	CFC
Skilled nursing	48	$254,759	$26,969	$—	23	5,681	86.0	$50,875	1.47 x	$70,270	2.03 x

					Average			EBITDAR		EBITDARM
Secured Loan Portfolio	Property Count	Investment	Interest Income		Age (Years)	Beds	Occupancy %	Amount	DSC	Amount	DSC
Skilled nursing	3	$15,012	$1,282		30	442	84.5	$5,189	2.16 x	$6,552	2.73 x

Mezzanine Loans		Investment	Interest Income
Skilled nursing		$902,726	$63,515

Total	51	$1,172,497

Portfolio Diversification

	Properties		Investment		Rental Revenues & Interest Income
Operator	Count	% Pooled	Amount	%	Amount	%	Beds	Occupancy %	EBITDAR CFC/DSC	EBITDARM CFC/DSC
HCR ManorCare(1)	—	—	$902,726	77	$63,515	69	N/A	N/A	N/A	N/A
Formation Capital	9	100	63,100	6	5,090	6	934	95.3	1.70 x	2.19 x
Covenant Care	12	—	61,891	5	6,653	7	1,373	82.7	1.59 x	2.13 x
Sun HealthCare	6	67	38,848	3	3,347	4	841	84.3	2.13 x	2.67 x
Kindred	9	100	38,117	3	6,039	6	1,288	87.3	1.22 x	1.96 x
Trilogy Health Services	5	100	33,452	3	3,474	4	569	90.5	1.64 x	2.03 x
Other	10	—	34,363	3	3,648	4	1,118	78.8	0.79 x	1.39 x
	51	53	$1,172,497	100	$91,766	100	6,123	85.9	1.52 x	2.08 x

(1)

For the Company’s HCR ManorCare investment, DSC is calculated as the quotient of i) Facility EBITDAR with an imputed management fee of 4% and EBITDARM for the most recent quarter(s) of available data since HCR ManorCare’s December 2007 recapitalization divided by ii) the borrower’s pro forma debt service calculated as the product of a) total outstanding senior and mezzanine debt for the relevant period(s) multiplied by b) HCR ManorCare’s hedged interest rate maximum exposure of 5.25%. Currently, the EBITDAR and EBITDARM DSC for this investment is 1.33 x and 1.69 x, respectively.

See Reporting Definitions and Supplemental Financial Measures Disclosures

39

Consolidated Skilled Nursing Portfolio

As of and for the nine months ended September 30, 2008, dollars in thousands

Geographic Concentration(1)

	Property	Investment		Rental Revenues & Interest				EBITDAR	EBITDARM
State	Count	Amount	%	Amount	%	Beds	Occupancy	CFC/DSC	CFC/DSC
VA	9	$63,100	23	$5,090	18	934	95.3	1.70 x	2.19 x
IN	8	46,090	17	4,935	17	870	85.9	1.51 x	1.94 x
OH	8	43,263	16	5,181	18	1,120	77.9	1.31 x	1.85 x
CO	4	28,403	11	2,298	8	602	91.0	2.38 x	2.96 x
CA	3	14,347	5	1,583	6	379	86.8	1.47 x	2.16 x
NV	2	13,100	5	1,566	6	267	90.8	1.86 x	2.54 x
Other	17	61,468	23	7,598	27	1,951	82.9	1.15 x	1.81 x
	51	$269,771	100	$28,251	100	6,123	85.9	1.52 x	2.08 x

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Year to Date Ended			As of and for the Twelve Months Ended
	09/30/08	06/30/08	Change %	09/30/08	09/30/07	Change %	09/30/08	06/30/08(2)	09/30/07(2)
Total skilled nursing:
Property count	48	48		48	48		51	51	65
Investment	$254,759	$242,737	5.0	$254,759	$240,450	6.0	$1,172,497	$1,160,670	$321,572
Beds	5,681	5,637	0.8	5,681	5,608	1.3	6,123	6,079	7,560
Occupancy %	86.0	85.9	0.1	86.0	84.6	1.4	85.9	85.9	84.5
EBITDAR	$50,875	$47,972	6.1	$50,875	$47,451	7.2	$56,064	$53,082	$67,606
EBITAR CFC/DSC	1.47 x	1.41 x	4.3	1.47 x	1.39 x	5.8	1.52 x	1.46 x	1.51 x
EBITDARM	$70,270	$66,801	5.2	$70,270	$64,158	9.5	$76,822	$73,260	$89,763
EBITDARM CFC/DSC	2.03 x	1.97 x	3.0	2.03 x	1.88 x	8.0	2.08 x	2.01x	2.00 x
NOI:
Rental revenues	$9,161	$9,015	1.6	$26,969	$26,183	3.0
Operating expenses	—	—	—	—	—	—
	$9,161	$9,015	1.6	$26,969	$26,183	3.0
Adjusted NOI:
Straight-line rents	(109)	(138)	(21.0)	(406)	(538)	(24.5)
Above market rents, net	—	24	(100.0)	53	87	(39.1)
	$9,052	$8,901	1.7	$26,616	$25,732	3.4

(1)	Geographic concentration excludes Mezzanine Loans as the investment and revenues associated with these assets cannot be allocated to a particular geographic region.
(2)	Amounts are reflected as originally reported.

See Reporting Definitions and Supplemental Financial Measures Disclosures

40

Consolidated Skilled Nursing Portfolio

As of and for the nine months ended September 30, 2008, dollars in thousands

Lease Expirations and Secured Loan Maturities

		Annualized Revenues
	Properties	Amount	%
2008 (Three months)	1	$637	2
2009	5	2,440	7
2010	2	1,530	4
2011	—	—	—
2012	—	—	—
2013	10	6,899	18
2014	9	6,672	18
2015	5	3,197	9
2016	5	4,837	13
2017	9	7,953	21
Thereafter	5	2,983	8
	51	$37,148	100

See Reporting Definitions and Supplemental Financial Measures Disclosures

41

Unconsolidated Portfolio

As of and for the nine months ended September 30, 2008, dollars and square feet in thousands

	Property		Rental	Operating	Average			EBITDAR		EBITDARM
HCP Ventures II (35%) (1)	Count	Investment	Revenues	Expenses	Age (Years)	Units	Occupancy %	Amount	CFC	Amount	CFC
Assisted living	2	$11,077	$669	$—	12	111	91.6	$589	0.79 x	$790	1.05 x
Independent living	20	978,522	55,615	3	19	5,074	94.3	65,197	1.01 x	72,839	1.13 x
CCRCs	3	107,668	6,298	1	13	444	91.6	6,983	0.95 x	8,004	1.09 x
	25	$1,097,267	$62,582	$4	18	5,629	94.0	$72,769	1.00 x	$81,633	1.13 x

	Property		Rental	Operating	Average
HCP Ventures III (30%)	Count	Investment	Revenues	Expenses	Age (Years)	Square Feet	Occupancy %
On-Campus	9	$108,135	$10,322	$3,318	8	606	100.0
Off-Campus	4	32,482	3,306	1,236	7	183	100.0
	13	$140,617	$13,628	$4,554	8	789	100.0

	Property		Rental	Operating	Average
HCP Ventures IV (20%)	Count	Investment	Revenues	Expenses	Age (Years)	Square Feet	Occupancy %(2)
Medical office:
On-Campus	23	$223,588	$18,572	$8,964	20	1,203	83.2
Off-Campus	27	322,104	26,237	10,699	17	1,368	89.2
Life science	4	23,855	1,439	216	11	111	100.0
Hospital:
LTACH	1	12,184	1,061	152	2	N/A	N/A
Rehab	1	13,965	1,039	7	2	N/A	53.2
Specialty	2	55,224	4,110	522	4	N/A	N/A
	58	$650,920	$52,458	$20,560	17

	Property		Rental	Operating	Average
HCP Life Science (50%-63%)	Count	Investment	Revenues	Expenses	Age (Years)	Square Feet	Occupancy %
San Francisco	2	$40,040	$4,308	$1,011	11	147	100.0
San Diego	2	39,806	3,338	387	13	131	96.8
	4	$79,846	$7,646	$1,398	12	278	98.5

(1)   All facilities are operated by Horizon Bay Senior Communities.

(2)   Hospital occupancy information not provided by the respective operator/tenant.

See Reporting Definitions and Supplemental Financial Measures Disclosures
42

Unconsolidated Portfolio

As of and for the nine months ended September 30, 2008, dollars in thousands

Portfolio Diversification

Geographic Concentration

	Investment		Rental	Operating
State	Amount	%	Revenues	Expenses
TX	$606,730	31	$43,351	$10,585
FL	435,016	22	27,722	4,027
IL	235,372	12	14,627	1,452
RI	200,885	10	12,596	1
CA	153,695	8	11,558	1,398
AZ	113,148	6	7,670	2,181
AL	57,981	3	5,129	1,504
TN	34,364	2	3,011	1,213
MO	33,181	2	2,512	1,026
NC	23,855	1	1,439	216
Other	74,423	3	6,699	2,913
	$1,968,650	100	$136,314	$26,516

See Reporting Definitions and Supplemental Financial Measures Disclosures

43

Reporting Definitions

Acute Care Hospitals.  Acute care hospitals offer a wide range of services such as fully-equipped operating and recovery rooms, obstetrics, radiology, intensive care, open heart surgery and coronary care, neurosurgery, neonatal intensive care, magnetic resonance imaging, nursing units, oncology, clinical laboratories, respiratory therapy, physical therapy, nuclear medicine, rehabilitation services and outpatient services.

Annualized Debt Service.  The most recent monthly interest and principal amortization due to HCP as of period end annualized for twelve months.  The Company uses Annualized Debt Service for purposes of determining Debt Service Coverage.

Annualized Revenues.  The most recent monthly base rent, income from direct financing leases and/or interest income annualized for twelve months.  Annualized Revenues do not include tenant recoveries, additional rents and non-cash revenue adjustments (i.e., straight-line rents, amortization of above and below market lease intangibles, interest accretion and deferred revenues).  The Company uses Annualized Revenues for the purpose of determining Relationship Concentrations, Lease Expirations and Secured Loan Maturities.

Assets Held for Sale.  Assets of discontinued operations in accordance with –Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Assisting Living Facility (“ALF”).  A senior housing facility that predominantly consists of assisted living units is classified by the Company as an ALF.

Beds/Units/Square Feet.  Senior housing facilities are measured in units (e.g., studio, one or two bedroom units).  MOBs and life science facilities are measured in square feet. Hospitals and skilled nursing facilities are measured in licensed bed count.

Book Value.  The carrying amount as reported in the Company’s financial statements.

Cash Flow Coverage (“CFC”).  Facility EBITDAR or Facility EBITDARM for the most recent twelve months of available data divided by the Same Period Rent.  Cash Flow Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related rent and other obligations to the Company.  However, its usefulness is limited by, among other things, the same factors that limit the usefulness of Facility EBITDAR or Facility EBITDARM.  The coverages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.

Consolidated Assets.  Total assets as reported in the Company’s consolidated financial statements.

Consolidated Book Capitalization.  The carrying amount of (i) Consolidated Debt, plus (ii) minority interests, plus (iii) stockholders’ equity, as reported in the Company’s consolidated financial statements.

Consolidated Debt.  The carrying amount of bank line of credit, bridge loan (if applicable), senior unsecured notes, mortgage debt and other debt as reported in the Company’s consolidated financial statements.

Consolidated Gross Assets.  The carrying amount of total assets, excluding investments in and advances to unconsolidated joint ventures, after adding back accumulated depreciation and amortization, as reported in the Company’s consolidated financial statements.

Consolidated Market Capitalization.  Consolidated Debt at Book Value plus Consolidated Market Equity.

Consolidated Market Equity.  The total number of outstanding shares of the Company’s common stock multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end, plus the total number of convertible partnership units multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end (adjusted for stock splits), plus the total number of outstanding shares of the Company’s preferred stock multiplied by the closing price of its preferred stock on the New York Stock Exchange as of period end.

Consolidated Secured Debt.  Mortgage debt secured by real estate excluding debt on assets held for sale as reported in the Company’s consolidated financial statements.

Consolidated Undepreciated Book Capitalization.  Consolidated Book Capitalization after adding back accumulated depreciation and amortization on the Company’s real estate assets, as reported in the Company’s consolidated financial statements.

Continuing Care Retirement Community (“CCRC”).  A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing) is classified by the Company as a CCRC.

Debt Service.  The periodic payment of interest expense and principal amortization on secured loans.

Debt Service Coverage (“DSC”).  Facility EBITDAR or Facility EBITDARM for the most recent twelve months of available data divided by Annualized Debt Service. Debt Service Coverage is a supplemental measure of the property’s ability to generate sufficient cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related obligations to the Company under loan agreements.  However, its usefulness is limited by the same factors that limit the usefulness of Facility EBITDAR or Facility EBITDARM.  The coverages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.

Development.  Includes ground-up construction and redevelopments.

Direct Financing Lease (“DFL”).  The Company uses the direct finance method of accounting to record income from DFLs.  For leases accounted for as DFLs, future minimum lease payments are recorded as a receivable.  The difference between the future minimum lease payments and the estimated residual values less the cost of the properties is recorded as unearned income.  Unearned income is deferred and amortized to income over the lease terms to provide a constant yield.  Investments in DFLs are presented net of unamortized interest income.

Estimated Completion Date.  Management’s estimate of the date the core and shell structure improvements are expected to be or have been completed.

44

Reporting Definitions

Facility EBITDAR (“EBITDAR”).  Earnings before interest, taxes, depreciation, amortization and rent for a particular facility accruing to the operator/tenant of the property (not the Company).  The Company uses Facility EBITDAR in determining Cash Flow Coverage and Debt Service Coverage.  Facility EBITDAR has limitations as an analytical tool.  Facility EBITDAR does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments.  In addition, Facility EBITDAR does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators.  However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management.  The Company utilizes Facility EBITDAR as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company.  Facility EBITDAR includes the greater of (i) contractual management fees or (ii) an imputed management fee of 2% for acute care hospitals and 5% for skilled nursing facilities and senior housing facilities which the Company believes represents typical management fees in their respective industries.  All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

Facility EBITDARM (“EBITDARM”).  Earnings before interest, taxes, depreciation, amortization, rent and management fees for a particular facility accruing to the operator/tenant of the property (not the Company).  The Company uses Facility EBITDARM in determining Cash Flow Coverage and Debt Service Coverage.  Facility EBITDARM has limitations as an analytical tool.  Facility EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments.  In addition, Facility EBITDARM does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators.  However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management.  The Company utilizes Facility EBITDARM as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company.  All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

GAAP.  U.S. generally accepted accounting principles.

HCP Life Science.  Includes three unconsolidated joint ventures between the Company and an institutional capital partner for which the Company is the managing member.  HCP Life Science includes the following partnerships: (i) Torrey Pines Science Center LP (50%), (ii) Britannia Biotech Gateway LP (55%) and (iii) LASDK LP (63%).  The unconsolidated joint ventures were acquired as part of its purchase of Slough Estates USA Inc. on August 1, 2007.

HCP Ventures II.  An unconsolidated joint venture formed on January 5, 2007 between the Company and an institutional capital partner, for which the Company is the managing member and has a 35% interest.

HCP Ventures III.  An unconsolidated joint venture formed on October 27, 2006 between the Company and an institutional capital partner, for which the Company is the managing member and has an effective 25.5% interest.

HCP Ventures IV.  An unconsolidated joint venture formed on April 30, 2007 between the Company and an institutional capital partner, for which the Company is the managing member and has a 20% interest.

Independent Living Facility (“ILF”).  A senior housing facility that predominantly consists of independent living units is classified by the Company as an ILF.

Investment.  The carrying amount of real estate assets, including intangibles, after adding back accumulated depreciation and amortization, and the carrying amount of mortgage loans receivable.  Excludes real estate assets held for sale and classified as discontinued operations, unless otherwise specified.

Investment Management Business.  Excludes unconsolidated joint ventures outside of its unconsolidated institutional joint ventures: (i) HCP Life Science, (ii) HCP Ventures II, (iii) HCP Ventures III and (iv) HCP Ventures IV.

Life Science.  Laboratory and office space primarily for biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry.

Long-Term Acute Care Hospitals (“LTACHs”).  LTACHs provide care for patients with complex medical conditions that require longer stays and more intensive care, monitoring or emergency back-up than that available in most skilled nursing-based programs.

Marketable Securities.  The Company classifies its existing marketable equity and debt securities as available-for-sale in accordance with provisions of Statement of Financial Accounting Standards No. 115. These securities are carried at fair market value, with unrealized gains and losses reported in stockholders’ equity as a component of accumulated other comprehensive income.

MOB.  Medical office building.

Occupancy.  For MOBs and life science facilities, occupancy represents the percentage of total rentable square feet leased where rental payments have commenced, including month-to-month leases, as of the date reported. For hospitals, skilled nursing facilities and senior housing facilities, occupancy represents the facilities’ operating occupancy for the trailing twelve months of the most recent quarter of available data.  The percentages are calculated based on licensed beds, available beds and units for hospitals, skilled nursing facilities and senior housing facilities, respectively.  The percentages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.  All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

Operating Portfolio.  Represents owned properties, direct financing leases, loans and marketable debt securities, and excludes properties under development.

Other Debt Investments.  Marketable debt securities and loans not secured by real estate.

Percentage Pre-leased.  Represents the percentage of a development project’s estimated square footage attributed to signed leases.

Pooled Leases.  Two or more leases to the same operator/tenant or their subsidiaries under which their obligations are combined by virtue of a master lease, or multiple master leases, a pooling agreement, or multiple pooling agreements, or cross-guaranties.  Sunrise Senior Living percentage pooled consists of 100 assets under 12 separate pools.

45

Reporting Definitions

Redevelopment projects.  Properties that require significant capital expenditures (generally more than 25% of acquired cost or existing basis) to achieve stabilization or to change the use of the properties.

Rehabilitation Hospitals (“Rehab”).  Rehabilitation hospitals provide inpatient and outpatient care for patients who have sustained traumatic injuries or illnesses, such as spinal cord injuries, strokes, head injuries, orthopedic problems, work-related disabilities and neurological diseases.

Renewal Rate.  The Company defines renewal rate as the ratio of total square feet expiring and available for lease to total renewed square feet, excluding the square feet of tenants that terminate by default or buy-out prior to the expiration of their lease.

Rental Revenues.  Represents rental and related revenues, tenant recoveries and income from direct financing leases.

Same Period Rent.  The base rent plus additional rent due to the Company over the most recent trailing twelve-month period as of period end.  The Company uses Same Period Rent for purposes of determining property-level Cash Flow Coverage.

Same Property Portfolio (“SPP”).  An important component of the Company’s evaluation of the operating performance of its properties.  The Company defines its same property portfolio each quarter as those properties that have been in operation throughout the current year and the prior year and that were also in operation at January 1st of the prior year.  Newly acquired assets, developments and redevelopments in process and assets classified in discontinued operations are excluded from the same property portfolio.  Same property statistics allow management to evaluate the NOI of its real estate portfolio as a consistent population from period to period and eliminates the effects of changes in the composition of the properties on performance measures.

Senior Housing.  ALFs, ILFs and CCRCs.  For reporting purposes, the Company’s senior housing portfolio also includes a school formerly operated as an assisted living facility and six health and wellness centers.

Specialty Hospitals.  Specialty hospitals are licensed as acute care hospitals but focus on providing care in specific areas such as cardiac, orthopedic and women’s conditions, or specific procedures such as surgery and are less likely to provide emergency services.

Square Feet Owned.  The square footage for properties owned by the Company or its consolidated joint ventures, and excludes square footage for development properties prior to completion.

Stabilization.  Assets are considered stabilized at the earlier of achieving 90% occupancy or one year from the completion of development or redevelopment activities.

Total Book Capitalization.  Total Debt plus the carrying amount of minority interests plus the carrying amount of stockholders’ equity.

Total Debt.  Consolidated Debt at Book Value plus the Company’s pro rata share of debt from unconsolidated joint ventures.

The following table details the calculation of Total Debt:

In thousands

	September 30,	December 31,
	2008	2007
Bank lines of credit	$—	$951,700
Bridge loan	520,000	1,350,000
Senior unsecured notes	3,522,689	3,819,950
Mortgage debt	1,804,069	1,277,291
Mortgage debt on assets held for sale	978	3,470
Other debt	102,602	108,496
Consolidated debt	5,950,338	7,510,907
HCP’s share of unconsolidated debt(1)	347,701	340,506
Total debt	$6,298,039	$7,851,413

Total Gross Assets.  Consolidated Gross Assets plus the Company’s pro rata share of total assets from unconsolidated joint ventures, after adding back accumulated depreciation and amortization.

The following table details the calculation of Total Gross Assets:

In thousands

	September 30,	December 31,
	2008	2007
Consolidated total assets	$12,031,404	$12,521,772
Investments in and advances to unconsolidated joint ventures	(275,593)	(248,894)
Accumulated depreciation and amortization	940,355	722,917
Accumulated depreciation and amortization from assets held for sale	4,989	107,503
Consolidated gross assets	$12,701,155	$13,103,298
HCP’s share of unconsolidated total assets(1)	569,150	555,343
HCP’s share of unconsolidated accumulated depreciation and amortization(1)	41,889	17,593
Total gross assets	$13,312,194	$13,676,234

(1) Excludes unconsolidated joint ventures outside of the investment management business.

46

Reporting Definitions

Total Market Capitalization.  Total Debt plus Consolidated Market Equity.

The following table details the calculation of Total Market Capitalization:

In thousands, except price data	September 30, 2008
	Shares/Units	Price	Value
Common stock	251,926	$40.13	$10,109,790

Convertible partnership units
2 for 1(1)	2,415	80.26	193,828
1 for 1(2)	3,218	40.13	129,138
			322,966
Preferred stock:
7.25% Series E	4,000	18.12	72,480
7.10% Series F	7,820	18.20	142,324
			214,804

Consolidated market equity			$10,647,560

Consolidated debt			5,950,338

Consolidated market capitalization			$16,597,898

HCP’s share of unconsolidated debt(3)			347,701

Total market capitalization			$16,945,599

Total Secured Debt.  Consolidated secured debt plus the Company’s pro rata share of mortgage debt from unconsolidated joint ventures.

Total Undepreciated Book Capitalization.  Total Book Capitalization after adding back accumulated depreciation and amortization on the Company’s real estate assets and the Company’s pro rata share of accumulated depreciation and amortization on real estate assets in unconsolidated joint ventures.

The following table details the calculation of Total Undepreciated Book Capitalization at:

In thousands

	September 30,	December 31,
	2008	2007
Total debt	$6,298,039	$7,851,413
Total minority interests	248,241	339,271
Total stockholders’ equity	5,293,339	4,103,709
Total book capitalization	11,839,619	12,294,393
Accumulated depreciation and amortization	940,355	722,917
Accumulated depreciation and amortization from assets held for sale	4,989	107,503
HCP’s share of unconsolidated accumulated depreciation and amortization(3)	41,889	17,593
Total undepreciated book capitalization	$12,826,852	$13,142,406

Yield.  Yield is calculated as Net Operating Income, as adjusted, divided by total investment.  For acquisitions, initial yields are calculated as projected Net Operating Income, twelve months forward, as adjusted, as of the closing date divided by total acquisition cost.  The total acquisition cost basis includes the initial purchase price, the effects of adjusting assumed debt to market, lease intangible adjustments and all transaction costs.

(1)   Each convertible partnership unit is exchangeable for an amount of cash approximating the then-current market value of two shares of the Company’s common stock at the time of conversion or, at the Company’s   election, two shares of the Company’s common stock.

(2)   Each convertible partnership unit is exchangeable for an amount of cash approximating the then-current market value of one share of the Company’s common stock at the time of conversion or, at the Company’s   election, one share of the Company’s common stock.

(3)   Excludes unconsolidated joint ventures outside of the investment management business.

47

Supplemental Financial Measures Disclosures

Adjusted Fixed Charge Coverage.  Adjusted EBITDA divided by Fixed Charges.  The Company uses Adjusted Fixed Charge Coverage, a non-GAAP financial measure, as a measure of liquidity. The Company believes Adjusted Fixed Charge Coverage provides investors, particularly fixed income investors, relevant and useful information because it measures the Company’s ability to meet its interest payments on outstanding debt and pay dividends to its preferred stockholders. The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company.  However, since this ratio is derived from Adjusted EBITDA and Fixed Charges, its usefulness is limited by the same factors that limit the usefulness of Adjusted EBITDA and Fixed Charges.  Further, the Company’s computation of Adjusted Fixed Charge Coverage may not be comparable to similar fixed charge coverage ratios reported by other companies.

The following table details the calculation of Adjusted Fixed Charge Coverage:

In thousands

	Three months ended		Nine Months ended
	September 30,		September 30,
	2008	2007	2008	2007

Net income	$125,417	$322,148	$408,124	$538,720
Interest expense:
Continuing operations	83,249	103,707	265,054	254,434
Discontinued operations	15	202	166	1,931
Income taxes:
Continuing operations	866	(318)	4,385	(860)
Discontinued operations	2	369	92	1,891
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	77,659	70,418	233,920	184,132
Discontinued operations	47	3,886	5,832	17,748
Equity income from unconsolidated joint ventures	(1,227)	(1,242)	(3,736)	(3,758)
HCP’s share of EBITDA from Investment Management Business	10,760	10,246	32,430	26,882
Other joint venture adjustments	655	608	1,880	1,609
EBITDA	297,443	510,024	948,147	1,022,729

Minority interests’ share in earnings	5,803	6,018	17,055	17,992
Gains on sales of real estate and real estate interest	(27,416)	(286,153)	(227,810)	(402,410)
Adjusted EBITDA	$275,830	$229,889	$737,392	$638,311

Interest expense:
Continuing operations	$83,249	$103,707	$265,054	$254,434
Discontinued operations	15	202	166	1,931
HCP’s share of interest expense from Investment Management Business	5,217	5,136	15,540	13,570
Capitalized interest	5,579	3,851	22,479	4,024
Preferred stock dividends	5,282	5,282	15,848	15,848
Fixed charges	$99,342	$118,178	$319,087	$289,807

Adjusted fixed charge coverage	2.8 x	1.9 x	2.3 x	2.2 x

48

Supplemental Financial Measures Disclosures

EBITDA and Adjusted EBITDA.  The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity.  Adjusted EBITDA is calculated as EBITDA excluding minority interests’ share in earnings, impairments and gains or losses from real estate dispositions. The Company uses EBITDA and Adjusted EBITDA to measure both its operating performance and liquidity.  The Company considers Adjusted EBITDA to provide investors relevant and useful information because it permits investors to view income from its operations on an unleveraged basis before the effects of taxes, non-cash depreciation and amortization, impairments and gains or losses from real estate dispositions.  By excluding interest expense, Adjusted EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries.  The Company considers Adjusted EBITDA to be a useful supplemental measure for reviewing its comparative performance with other companies because, by excluding non-cash depreciation expense, Adjusted EBITDA can help the investing public compare the performance of a real estate company to that of companies in other industries. As a liquidity measure, the Company believes that EBITDA and Adjusted EBITDA help investors analyze the Company’s ability to meet its interest payments on outstanding debt and to make preferred dividend payments.  The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company.  The Company believes investors should consider EBITDA and Adjusted EBITDA, in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of its performance between periods and as against other companies.  By excluding interest, taxes, depreciation and amortization, impairments and gains or losses from real estate dispositions when assessing the Company’s financial performance, an investor is assessing the earnings generated by the Company’s operations, but not taking into account the eliminated expenses or gains or losses from real estate dispositions incurred in connection with such operations.  As a result, EBITDA and Adjusted EBITDA have limitations as analytical tools and should be used in conjunction with the Company’s required GAAP presentations.  EBITDA and Adjusted EBITDA do not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments.  Also, EBITDA and Adjusted EBITDA do not reflect the cash required to make interest and principal payments on the Company’s outstanding debt.  While Adjusted EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity.  Further, the Company’s computation of EBITDA and Adjusted EBITDA may not be comparable to similar measures reported by other companies.

The following table reconciles Adjusted EBITDA from net cash provided by operating activities:

In thousands

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007

Net cash provided by operating activities	$182,689	$93,226	$455,383	$309,821
Changes in:
Accounts receivable	(1,909)	(1,286)	(14,881)	2,626
Other assets	12,059	15,053	6,660	18,384
Accounts payable and accrued liabilities	(16,823)	3,592	(10,776)	3,128
Marketable securities losses (gains), net	36	—	(2,746)	4,874
Derivative losses, net	557	—	(1,803)	—
Impairments	(3,710)	—	(13,425)	—
Gains on sales of real estate and real estate interest	27,416	286,153	227,810	402,410
Minority interests’ share in earnings	(5,803)	(6,018)	(17,055)	(17,992)
Distributions of earnings from unconsolidated joint ventures	(1,663)	(1,081)	(3,736)	(3,148)
Equity income from unconsolidated joint ventures	1,227	1,242	3,736	3,758
Deferred rental revenue	(2,948)	(5,266)	(16,227)	(8,937)
Interest accretion	7,108	2,265	20,134	6,428
Straight-line rents	9,112	19,088	28,645	39,467
Recovery of loan losses	—	176	—	386
Amortization of debt issuance costs	(3,064)	(9,631)	(9,226)	(15,274)
Stock-based compensation	(3,152)	(2,674)	(10,637)	(8,516)
Amortization of below market lease intangibles, net	1,991	1,613	6,020	3,185
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	(77,659)	(70,418)	(233,920)	(184,132)
Discontinued operations	(47)	(3,886)	(5,832)	(17,748)
Net income	125,417	322,148	408,124	538,720

Interest expense:
Continuing operations	83,249	103,707	265,054	254,434
Discontinued operations	15	202	166	1,931
Income taxes:
Continuing operations	866	(318)	4,385	(860)
Discontinued operations	2	369	92	1,891
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	77,659	70,418	233,920	184,132
Discontinued operations	47	3,886	5,832	17,748
Equity income from unconsolidated joint ventures	(1,227)	(1,242)	(3,736)	(3,758)
HCP’s share of EBITDA from Investment Management Business	10,760	10,246	32,430	26,882
Other joint venture adjustments	655	608	1,880	1,609
EBITDA	297,443	510,024	948,147	1,022,729

Minority interests’ share in earnings	5,803	6,018	17,055	17,992
Gains on sales of real estate and real estate interest	(27,416)	(286,153)	(227,810)	(402,410)
Adjusted EBITDA	$275,830	$229,889	$737,392	$638,311

49

Supplemental Financial Measures Disclosures

Financial Leverage.  Total Debt divided by Total Gross Assets. The Company believes that its Financial Leverage is a meaningful supplemental measure of its financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies.  The Company believes that the ratio of consolidated debt to consolidated gross assets is the most directly comparable GAAP measure to Financial Leverage.  The Company’s computation of its Financial Leverage may not be identical to the computations of financial leverage reported by other companies.  The Company’s share of total debt is not intended to reflect its actual liability or ability to access assets should there be a default under any or all of such loans or a liquidation of the joint ventures.

Fixed Charges.  Total interest expense plus capitalized interest plus preferred stock dividends.  The Company uses Fixed Charges to measure its interest payments on outstanding debt and dividends to its preferred stockholders for purposes of presenting Fixed Charge Coverage and Adjusted Fixed Charge Coverage.  However, the usefulness of Fixed Charges is limited as, among other things, it does not include all contractual obligations.  The Company’s computation of Fixed Charges should not be considered an alternative to fixed charges as defined by Item 503(d) of Regulation S-K and may not be comparable to fixed charges reported by other companies.

Funds From Operations (“FFO”).  The Company believes that net income as defined by GAAP is the most appropriate earnings measure.  The Company also believes that Funds From Operations, or FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), FFO applicable to common shares, Diluted FFO applicable to common shares, and Basic and Diluted FFO per common share are important non-GAAP supplemental measures of operating performance for a real estate investment trust.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative.  Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments to derive the Company’s pro rata share of FFO from consolidated and unconsolidated joint ventures.  Adjustments for joint ventures are calculated to reflect FFO on the same basis.  The Company believes that the use of FFO, combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful.  The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help investors compare the operating performance of a real estate investment trust between periods or as compared to other companies. While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor is FFO necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently from the Company. For a reconciliation of FFO to net income, please refer to the slide in this supplemental information package captioned “Consolidated Funds From Operations.”

FFO Payout Ratio per Common Share.  Dividends declared per common share divided by Diluted FFO per common share for a given period.  The Company believes the FFO Payout Ratio per Common Share provides investors relevant and useful information because it measures the portion of FFO being declared as dividends to common stockholders.  FFO Payout Ratio per Common Share is subject to the same limitations noted in the definition of FFO above.

Net Operating Income from Continuing Operations (“NOI”).  A non-GAAP supplemental financial measure used to evaluate the operating performance of real estate properties and SPP.  The Company defines NOI as rental revenues, including tenant reimbursements and income from direct financing leases, less property level operating expenses. NOI excludes gain on sale of real estate interest, depreciation and amortization, general and administrative expenses, impairments, interest expense and discontinued operations.  The Company believes NOI provides investors relevant and useful information because it measures the operating performance of the Company’s real estate at the property level on an unleveraged basis.  NOI, as adjusted, is calculated as NOI eliminating the effects of straight-line rents, amortization of above and below market lease intangibles, and lease termination fees. NOI, as adjusted, is sometimes referred as “adjusted NOI” or “cash basis NOI.”  The Company uses NOI and NOI, as adjusted, to make decisions about resource allocations, to assess and compare property level performance, and evaluate SPP.  The Company believes that net income is the most directly comparable GAAP measure to NOI.  NOI should not be viewed as an alternative measure of operating performance to net income as defined by GAAP since it does not reflect the aforementioned excluded items.  Further, NOI may not be comparable to that of other real estate investment trusts, as they may use different methodologies for calculating NOI.

The following table reconciles NOI from net income:

In thousands	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net income	$125,417	$322,148	$408,124	$538,720
Investment management fee income	(1,523)	(1,602)	(4,448)	(12,062)
Depreciation and amortization	77,659	70,418	233,920	184,132
General and administrative	17,541	16,499	56,913	53,894
Impairments	3,710	—	13,425	—
Gain on sale of real estate interest	—	—	—	(10,141)
Interest and other income, net	(62,312)	(21,538)	(128,378)	(54,724)
Interest expense	83,249	103,707	265,054	254,434
Income taxes	866	(318)	4,385	(860)
Equity income from unconsolidated joint ventures	(1,227)	(1,242)	(3,736)	(3,758)
Minority interests’ share in earnings	5,803	6,018	17,055	17,992
Total discontinued operations, net of taxes	(30,614)	(302,027)	(245,835)	(449,107)
Net operating income (“NOI”)	$218,569	$192,063	$616,479	$518,520

50

Supplemental Financial Measures Disclosures

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, as amended, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC.  The Reporting Definitions and Supplemental Financial Measures Disclosures are an integral part of the information presented herein.

On the Company’s internet website, www.hcpi.com, you can access, free of charge, its Annual Report on Form 10-K, as amended, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.  The information contained on its website is not incorporated by reference into, and should not be considered a part of, this supplemental information package.  In addition, the SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including HCP, that file electronically with the SEC at www.sec.gov.

For more information, contact Mark A. Wallace, Executive Vice President, Chief Financial Officer and Treasurer at (562) 733-5100.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this supplemental information which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include among other things the Company’s estimate of (i) yields, (ii) completion dates, stabilization dates, rentable square feet and total investment for development projects in progress, and (iii) rentable square feet for land held for future development. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include but are not limited to: the Company’s ability to access external sources of capital when desired and on reasonable terms; the Company’s ability to manage its indebtedness levels; the Company’s ability to maintain its credit ratings; the Company’s ability to achieve its expected benefits from acquisitions, including integrating and preserving the goodwill of those companies; competition for lessees and mortgagors (including new leases and mortgages and the renewal or rollover of existing leases); continuing reimbursement uncertainty in the skilled nursing segment; competition in the senior housing segment specifically and in the healthcare industry in general; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; the Company’s ability to realize the benefits of its mezzanine investments; changes in the financial condition of the Company’s lessees and obligors; changes in healthcare laws and regulations and other changes in the healthcare industry which affect the operations of the Company’s lessees or obligors; changes in the Company’s management; litigation claims and developments; costs of compliance with building regulations; changes in tax laws and regulations; changes in rules governing financial reporting, including new accounting pronouncements; changes in economic conditions, including changes in interest rates and the availability and cost of capital, which affect opportunities for profitable investments; and other risks described from time to time in the Company’s Securities and Exchange Commission filings.  The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.

51